UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4324
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2022

Item 1. Report to Stockholders.

(a)	[Insert full text of annual report here]

Annual Report
For the Year Ended March 31, 2022

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Growth & Income Fund
Osterweis Emerging Opportunity Fund
Osterweis Total Return Fund

Important Notice:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Funds’ website at www.osterweis.com/literature, and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

If you would like to receive paper copies and have not done so already, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary or, if you invest directly with the Osterweis Funds, calling (866) 236-0050. Your election to receive paper reports will apply to all funds held within your account(s).

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.

The Bloomberg U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance.

The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing. The Bloomberg U.S. Aggregate Bond 1-3 Year Index is the 1-3 Year segment of the BC Agg.

The Bloomberg U.S. Universal Bond Index (BC Univ) is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The ICE BofA 3-Month Treasury Bill Index is a monthly-rebalanced index that consists of a single Treasury Bill issue that matures closest to, but not beyond, three months.

The Russell 2000 Growth Index (Russell 2000G) is a market-capitalization-weighted index representing the small cap growth segment of U.S. equities.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

A mortgage-backed security (MBS) is a type of debt security that is secured by a mortgage or collection of mortgages.

An asset-backed security (ABS) is a type of financial investment that is collateralized by an underlying pool of assets—usually ones that generate a cash flow from debt, such as loans, leases, credit card balances, or receivables.

A collateralized mortgage obligation (CMO) refers to a type of mortgage-backed security that represents a tranche in a pool of mortgages that are bundled into tranches based on their risk classifications.

A price/sales ratio is calculated by dividing the company’s market capitalization by the revenue in the most recent year; or, equivalently, divide the per-share stock price by the per-share revenue.

A yield curve is a graph that plots bond yields vs. maturities, at a set point in time, assuming the bonds have equal credit quality. In the U.S., the yield curve generally refers to that of Treasuries.

Treasuries (including bonds, notes, and bills) are securities sold by the federal government to consumers and investors to fund its operations. They are all backed by “the full faith and credit of the United States government,” and thus are considered free of default risk.

Treasury Inflation-Protected Security (TIPS) are a type of Treasury security issued by the U.S. government that is indexed to inflation in order to protect investors from a decline in the purchasing power of their money. As inflation rises, TIPS adjust in price to maintain their real value.

All currency figures are shown in USD.

Cash flow measures the cash-generating capability of a company and is calculated by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Spread is the difference in yield between a risk-free asset such as a U.S. Treasury bond and another security with the same maturity but of lesser quality.

Duration measures the sensitivity of a fixed income security’s price (or the aggregate market value of a portfolio of fixed income securities) to changes in interest rates. Fixed income securities with longer durations generally have more volatile prices than those of comparable quality with shorter durations.

A basis point is a unit of measure used in finance to describe the percentage change in the value or return of a financial instrument. One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

Investment grade and non-investment grade (high yield) categories are determined by credit ratings from Standard and Poor’s and Moody’s, which are private independent rating services that assign grades to bonds to represent their credit quality. The issues are evaluated based on such factors as the bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Standard and Poor’s ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Moody’s ratings are expressed as letters and numbers ranging from ‘Aaa’, which is the highest grade, to ‘C’, which is the lowest grade. A Standard and Poor’s rating of BBB- or higher is considered investment grade. A Moody’s rating of Baa3 or higher is considered investment grade. A Standard and Poor’s rating below BBB- is considered noninvestment grade. A Moody’s rating below Baa3 is considered non-investment grade.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management.

Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

Any ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Osterweis Capital Management. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See https://www.osterweis.com/glossary for a full copy of the Disclaimer.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Osterweis Capital Management is the adviser to the Osterweis Funds, which are distributed by Quasar Distributors, LLC. [OSTE-20220523-0523]

Table of Contents

Letter from the Chief Investment Officers	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	3
Fund Overview	4
Schedule of Investments	5
Osterweis Strategic Income Fund
Portfolio Managers’ Review	7
Fund Overview	8
Schedule of Investments	9
Osterweis Growth & Income Fund
Portfolio Managers’ Review	15
Fund Overview	17
Schedule of Investments	18
Osterweis Emerging Opportunity Fund
Portfolio Managers’ Review	23
Fund Overview	24
Schedule of Investments	25
Osterweis Total Return Fund
Portfolio Managers’ Review	27
Fund Overview	28
Schedule of Investments	29
Financial Statements
Statements of Assets and Liabilities	35
Statements of Operations	36
Statements of Changes in Net Assets
Osterweis Fund	37
Osterweis Strategic Income Fund	38
Osterweis Growth & Income Fund	39
Osterweis Emerging Opportunity Fund	40
Osterweis Total Return Fund	41
Financial Highlights
Osterweis Fund	42
Osterweis Strategic Income Fund	43
Osterweis Growth & Income Fund	44
Osterweis Emerging Opportunity Fund	45
Osterweis Total Return Fund	46
Notes to Financial Statements	47
Report of Independent Registered Public Accounting Firm	60
Expense Examples	61
Trustees and Executive Officers	62
Additional Information	65
Privacy Notice	67

Letter from the Chief Investment Officers

April 15, 2022

The past twelve months have been a period of transition in both the economy and the markets. At the start of the fiscal year, optimistic investors were focused primarily on the end of the pandemic, trying to determine how best to capitalize on the subsequent economic reopening. Following the emergence of the Delta variant, sentiment deteriorated and attention shifted to concerns about inflation, as the Fed finally acknowledged that the problem was more than transitory and announced it would raise rates to break the cycle. Russia’s invasion of Ukraine further complicated the economic and geopolitical outlook, adding a new layer of uncertainty and further roiling the markets.

We now find ourselves facing an uncomfortable mix of headwinds, all of which are likely to persist for the near-to-medium term. Looking first at the war, provided there is no meaningful escalation, we believe it is less of an economic event than a humanitarian and geopolitical one. Russia and Ukraine are not economic powerhouses save for the export of some commodities, specifically oil, natural gas, wheat, and some metals, including nickel, all of which saw huge price spikes following the invasion. Volatility in commodity prices has calmed down a bit, although they still are quite elevated versus prewar levels. We would expect supplies from elsewhere to increase over time and for prices to ease. As the adage in commodity markets goes, the cure for high prices is high prices!

In our view, the biggest issue facing the markets is how long it will take to get inflation under control, and how high the Fed will increase rates in the process. Rising rates tend to depress both equity valuations and bond prices, so a protracted and material steepening of the yield curve is likely to trigger at least some market declines.

A closely related question is whether the Fed can break the inflationary cycle while engineering a soft landing, or will they inadvertently plunge us into a deep recession? Based on their track record, the odds are not great, but we remain cautiously optimistic. Since 1961 there have been three times when the Fed raised the fed funds rate above what they considered the natural rate (that elusive level where economic activity is neither helped nor hurt) without causing a recession: 1965, 1984, and 1994. We believe they have a chance to do it again because the fundamentals of the U.S. economy are healthy, and fortunately some of the strongest inflationary pressures are related to the pandemic and to the Ukraine situation, so they should eventually abate over time.

For more information about how the events of the past year have impacted our funds, we invite you to read the Portfolio Managers’ reviews, which also discuss how we are adjusting our portfolios given the various market crosscurrents.

Please let us know if you have any questions. If you are not currently receiving our quarterly shareholder letters by email and would like to, please email contact@osterweis.com or call (800) 700-3316.

Sincerely,

Jim Callinan, CFA	John Osterweis	Larry Cordisco	Carl Kaufman	Eddy Vataru, CFA
CIO –	Co-CIO –	Co-CIO –	CIO –	CIO –
Emerging Growth	Core Equity	Core Equity	Strategic Income	Total Return

____________________

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2021 to March 31, 2022, the Osterweis Fund (the “Fund”) generated a total return of 5.49% versus 15.65% for the S&P 500. (Please see standardized performance in the table following this review.)

Market Review

The past twelve months have been a volatile stretch in the equity markets. The S&P 500 delivered strong returns, but there were plenty of ups and downs along the way. The market did well during the first fiscal quarter, as the worst of the Covid restrictions were lifted and the economy began to reopen in earnest. But the second fiscal quarter was a different story, with stocks languishing as investors began to grapple with inflation and the onset of the Delta variant. The market rebounded in the third fiscal quarter, as Covid appeared to be receding and investors once again looked forward to the economy reopening. However, the optimism faded quickly in the fourth fiscal quarter, as the Omicron variant, persistent inflation, the Ukraine conflict, and most importantly, the Fed’s decision to tighten monetary policy all weighed down markets.

Portfolio Review

For the twelve months ending March 31, 2022, the Fund posted a solid absolute return but trailed the S&P 500. We feel our underperformance was largely driven by the market’s recent preference for value-oriented companies – stocks with lower multiples are less susceptible to valuation compression and are therefore attractive in periods of rising rates and increasing inflation. Although it has hurt our relative performance over the past fiscal year, we remain committed to investing in high-quality companies with strong long-term growth prospects. We believe that the market will eventually reward firms that deliver sustained revenue and earnings growth.

Looking at our portfolio, security selection had the biggest negative impact on our relative returns, primarily because our positions in Consumer Discretionary, Information Technology, Financials, and Health Care each lagged their counterparts in the index. Our Communication Services and Industrials holdings both significantly outperformed the corresponding benchmark sectors, but not enough to close the gap.

Our sector weighting also contributed modestly to our underperformance. We were underweight energy, which was by far the best performing sector in the index during the period. Additionally, our overweight to industrials materially hurt our relative performance.

We raised our cash position during the period due to increased market volatility, which also detracted from our results versus the benchmark.

Outlook & Portfolio Positioning

The headwinds impacting the market during the fourth fiscal quarter are likely to remain in place for at least the near term. Inflation is the primary concern, as the pandemic continues to create supply chain issues in Asia and the Ukraine conflict continues to push up the global price of energy. The Fed is clearly committed to controlling inflation by raising short-term rates, so markets are likely to remain volatile until inflation data begins to improve and/or the Fed adopts a less hawkish stance.

Given the inflationary environment, we think it is prudent to invest in companies with some combination of pricing power and the ability to offset higher labor costs with productivity gains. We also think firms that produce labor-saving software and hardware (i.e., robotics technology) will fare well. More broadly, we continue to invest in what we believe to be market-leading companies that are well positioned for growth over a multi-year horizon.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview

Average Annual Total Returns
Periods Ended March 31, 2022

						Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	5.49%	16.28%	12.85%	10.80%	7.61%	10.68%
S&P 500 Index	15.65	18.92	15.99	14.64	10.26	10.47
Gross Expense Ratio as of 3/31/2021: 0.95% 1
[1]	As of most recent Prospectus dated June 30, 2021. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2022) (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 1993 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets) (Unaudited)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of net assets)
Alphabet, Inc. – Class C	7.6%
Microsoft Corp.	6.6
Amazon.com, Inc.	4.1
CVS Health Corp.	3.7
Union Pacific Corp.	3.5
The PNC Financial Services Group, Inc.	3.3
Danaher Corp.	3.1
Dollar General Corp.	3.1
Waste Connections, Inc.	3.0
The Progressive Corp.	2.5
Total	40.5%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at March 31, 2022

Shares		Value
Common Stocks: 92.7%

Aerospace & Defense: 1.6%
56,815	Spirit AeroSystems
	Holdings, Inc. – Class A	$2,777,685

Air Freight & Logistics: 2.5%
20,175	United Parcel Service, Inc. – Class B	4,326,730

Auto Components: 2.2%
32,190	Aptiv PLC [1]	3,853,465

Banks: 5.4%
23,200	First Republic Bank	3,760,720
31,535	The PNC Financial
	Services Group, Inc.	5,816,631
		9,577,351
Chemicals: 4.0%
15,240	Air Products & Chemicals, Inc.	3,808,628
24,570	International Flavors &
	Fragrances, Inc.	3,226,778
		7,035,406
Commercial Services & Supplies: 3.0%
38,215	Waste Connections, Inc.	5,338,635

Diversified Consumer Services: 1.4%
18,805	Bright Horizons
	Family Solutions, Inc. [1]	2,495,236

Electrical Equipment: 1.5%
20,020	AMETEK, Inc.	2,666,264

Energy Equipment & Services: 1.6%
75,600	Halliburton Co.	2,862,972

Equity Real Estate Investment Trusts – REITS: 4.5%
19,795	Crown Castle International Corp.	3,654,157
25,660	PS Business Parks, Inc.	4,312,933
		7,967,090
Food & Staples Retailing: 1.9%
40,495	Sysco Corp.	3,306,417

Health Care Equipment & Supplies: 4.4%
93,820	Boston Scientific Corp. [1]	4,155,288
9,990	Teleflex, Inc.	3,544,751
		7,700,039
Health Care Providers & Services: 3.7%
65,355	CVS Health Corp.	6,614,580

Insurance: 2.5%
38,825	The Progressive Corp.	4,425,662

Interactive Media & Services: 7.6%
4,817	Alphabet, Inc. – Class C [1]	13,453,833

Internet & Direct Marketing Retail: 4.1%
2,239	Amazon.com, Inc. [1]	7,299,028
IT Services: 3.0%
67,495	LiveRamp Holdings, Inc. [1]	2,523,638
12,885	Visa, Inc. – Class A	2,857,506
		5,381,144
Life Sciences Tools & Services: 3.1%
18,835	Danaher Corp.	5,524,871

Machinery: 1.1%
14,255	Lincoln Electric Holdings, Inc.	1,964,482

Media: 1.6%
5,217	Charter
	Communications, Inc. – Class A [1]	2,845,978

Multiline Retail: 4.6%
24,460	Dollar General Corp.	5,445,530
12,275	Target Corp.	2,605,000
		8,050,530
Oil, Gas & Consumable Fuels: 1.8%
12,655	Pioneer Natural Resources Co.	3,164,130

Pharmaceuticals: 1.6%
16,360	Johnson & Johnson	2,899,483

Road & Rail: 5.9%
14,145	Old Dominion Freight Line, Inc.	4,224,829
22,935	Union Pacific Corp.	6,266,071
		10,490,900
Semiconductors & Semiconductor Equipment: 4.6%
34,556	Advanced Micro Devices, Inc. [1]	3,778,353
18,034	Applied Materials, Inc.	2,376,881
7,510	NVIDIA Corp.	2,049,179
		8,204,413
Software: 11.6%
3,737	Adobe, Inc. [1]	1,702,652
37,795	Microsoft Corp.	11,652,576
10,655	Synopsys, Inc. [1]	3,550,992
14,850	Workday, Inc. – Class A [1]	3,555,981
		20,462,201
Specialty Retail: 1.9%
37,805	Ross Stores, Inc.	3,419,840

Total Common Stocks
(Cost $104,899,935)		164,108,365

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at March 31, 2022 (Continued)

Shares	Value
Short-Term Investments: 7.3%

Money Market Funds: 7.3%
12,897,977	Federated Hermes U.S. Treasury
Cash Reserves – Class I , 0.100% [2]	$12,897,977

Total Money Market Funds
(Cost $12,897,977)	12,897,977

Total Short-Term Investments
(Cost $12,897,977)	12,897,977

Total Investments in Securities: 100.0%
(Cost $117,797,912)	177,006,342
Liabilities in Excess of Other Assets: (0.0)% [3]	(44,652)
Total Net Assets: 100.0%	$176,961,690

[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of March 31, 2022.
[3]	Does not round to 0.1% or (0.1)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the twelve-month period ending March 31, 2022, the Osterweis Strategic Income Fund (the Fund) generated a total return of 2.13%, outperforming the Bloomberg U.S. Aggregate Bond Index (the BC Agg), which returned -4.15% over the same period. (Please see standardized performance in the table following this review.) The Fund also outperformed the Bloomberg U.S. Universal Bond Index (the BC Univ), which returned -4.23% over the same period1.

Market Review

The past year was a period of transition for the fixed income markets. The first three fiscal quarters were relatively calm, but sentiment turned bearish in the final fiscal quarter. Concerns about inflation, which had been simmering in the background for most of 2021, became top-of-mind in 2022 when the Fed announced it would begin raising interest rates. Russia’s invasion of Ukraine also rattled investors, as did the Omicron variant, which has continued to create supply chain issues in Asia.

Portfolio Review

For the twelve months ending March 31, 2022, the Fund outperformed the BC Univ, driven by a combination of beneficial sector allocation, duration management, and issue selection.

Sector allocation was the largest contributor to the Fund’s relative results, adding nearly 300 basis points (3.0%). Our significant overweight to high yield (74% for the Fund vs. 5% for the index) boosted relative performance. Our common stock holdings also contributed to our outperformance. Conversely, our underweight to investment grade bonds modestly hurt our relative performance, as did our allocation to equity-sensitive convertibles.

Duration management also contributed to the Fund’s relative performance, adding close to 240 basis points (2.4%). Our outsized allocation to shorter-dated bonds and cash worked well this period, as interest rates rose steadily throughout the fourth fiscal quarter. Our lower duration profile insulated us from the losses that impacted the index.

Issue selection also helped our relative performance during the period, adding roughly 180 basis points (1.8%). Almost all of the value added came from our high yield bonds, which generated gains during the period while their counterparts in the index delivered a small loss.

Outlook & Portfolio Positioning

Given the various crosscurrents in the economy, including inflation, the pandemic, the Ukraine war, and the Fed tightening cycle, we are keeping our defensive posture and focusing on what we can control. Mostly, this means continuing to maintain a healthy cash reserve and a short maturity profile while we wait for conditions to settle down. With the yield curve being relatively flat, there is not much benefit to buying longer-dated bonds, so we can afford to be patient.

____________________

Mutual fund investing involves risk. Principal loss is possible.

Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

[1]	The Bloomberg U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview

Average Annual Total Returns
Periods Ended March 31, 2022

						Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	2.13%	4.60%	4.21%	4.55%	5.39%	6.27%
Bloomberg U.S. Aggregate Bond Index	-4.15	1.69	2.14	2.24	3.56	3.75
Gross Expense Ratio as of 3/31/2021: 0.88% 1
[1]	As of most recent Prospectus dated June 30, 2021. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2022) (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Sector Allocation (% of Net Assets) (Unaudited)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Holdings (% of net assets)
Southeastern Grocers, Inc.	2.1%
American Airlines, Inc., 11.750%	1.7
XPO Logistics, Inc., 6.250%	1.7
The Goodyear Tire & Rubber Co., 9.500%	1.5
Xerox Holdings Corp., 5.000%	1.3
Conduent Business Services LLC / Conduent
State & Local Solutions, Inc., 6.000%	1.3
Avation Capital SA, 8.250%	1.3
Tutor Perini Corp., 6.875%	1.2
Hecla Mining Co., 7.250%	1.2
US Foods, Inc., 6.250%	1.2
Total	14.5%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at March 31, 2022

Shares		Value
Common Stocks: 2.9%

Food & Staples Retailing: 2.1%
4,649,942	Southeastern Grocers, Inc. [1,2]	$110,726,744
61,582,000	Tops Holding, Litigation
	Trust Proceeds [1,2,6]	46,248
		110,772,992
Metals & Mining: 0.8%
823	Real Alloy Holding, Inc. [1,2]	43,184,925

Total Common Stocks
(Cost $106,577,029)		153,957,917

Convertible Preferred Stocks: 1.4%

Construction & Engineering: 0.2%
7,250	Fluor Corp., 6.500%	10,456,965

Media: 0.2%
196,000	Paramount Global, 5.750%	10,887,800

Road & Rail: 1.0%
490,000	Daseke, Inc., 7.625% [1,9]	56,471,128

Total Convertible Preferred Stocks
(Cost $67,912,000)		77,815,893

Principal
Amount
Bonds: 80.9%
Corporate Bonds: 73.9%

Air Freight & Logistics: 1.8%
	Cargo Aircraft Management, Inc.
$4,590,000	4.750%, 02/01/2028	4,488,905
	XPO Logistics, Inc.
87,465,000	6.250%, 05/01/2025	90,508,782
		94,997,687
Airlines: 2.5%
	American Airlines, Inc.
78,624,000	11.750%, 07/15/2025	91,873,323
	Mileage Plus Holdings LLC /
	Mileage Plus Intellectual
	Property Assets Ltd.
20,000,000	6.500%, 06/20/2027	20,875,000
	United Airlines Holdings, Inc.
20,726,000	4.875%, 01/15/2025	20,666,413
		133,414,736
Auto Components: 4.3%
	Adient US LLC
33,659,000	9.000%, 04/15/2025	35,136,126
	American Axle &
	Manufacturing, Inc.
7,428,000	6.250%, 03/15/2026	7,501,760
5,260,000	6.500%, 04/01/2027	5,215,684
40,000,000	6.875%, 07/01/2028	39,893,000
	The Goodyear Tire & Rubber Co.
76,511,000	9.500%, 05/31/2025	81,124,613
14,500,000	5.000%, 07/15/2029	13,563,010
	Real Hero Merger Sub 2, Inc.
53,502,000	6.250%, 02/01/2029	49,007,832
		231,442,025
Automobiles: 0.8%
	Ford Motor Co.
9,000,000	9.625%, 04/22/2030	11,739,420
	Ford Motor Credit Co. LLC
12,051,000	4.250%, 09/20/2022	12,139,334
10,000,000	4.687%, 06/09/2025	10,065,700
	Thor Industries, Inc.
10,000,000	4.000%, 10/15/2029	8,791,500
		42,735,954
Beverages: 0.3%
	Primo Water Holdings, Inc.
19,700,000	4.375%, 04/30/2029	17,855,981

Building Products: 2.8%
	Builders FirstSource, Inc.
30,834,000	6.750%, 06/01/2027	32,040,380
	Griffon Corp.
51,048,000	5.750%, 03/01/2028	49,167,392
	Patrick Industries, Inc.
51,339,000	7.500%, 10/15/2027	52,823,210
	PGT Innovations, Inc.
17,000,000	4.375%, 10/01/2029	15,921,690
		149,952,672
Capital Markets: 0.9%
	Oppenheimer Holdings, Inc.
49,250,000	5.500%, 10/01/2025	49,232,270

Chemicals: 2.3%
	Consolidated Energy Finance SA
33,852,000	4.576% (3 Month LIBOR
	USD + 3.750%), 06/15/2022 [3]	33,812,671
39,500,000	5.625%, 10/15/2028	36,615,513
	INEOS Quattro Finance 2 Plc
32,914,000	3.375%, 01/15/2026	30,500,416

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount		Value
Chemicals: 2.3% (Continued)
	Olin Corp.
$1,750,000	5.500%, 08/15/2022	$1,769,110
19,296,000	5.625%, 08/01/2029	19,698,505
		122,396,215
Commercial Services & Supplies: 3.5%
	The Brink’s Co.
15,000,000	5.500%, 07/15/2025	15,136,875
	GFL Environmental, Inc.
11,100,000	5.125%, 12/15/2026	11,209,224
19,750,000	4.750%, 06/15/2029	18,885,542
	KAR Auction Services, Inc.
57,718,000	5.125%, 06/01/2025	58,508,737
	Pitney Bowes, Inc.
60,000,000	7.250%, 03/15/2029	56,717,100
	Quad/Graphics, Inc.
29,258,000	7.000%, 05/01/2022	29,258,000
		189,715,478
Computers & Peripherals: 3.1%
	CPI Acquisition, Inc.
48,518,000	8.625%, 03/15/2026	47,278,851
	NCR Corp.
34,425,000	5.750%, 09/01/2027	34,470,785
5,750,000	5.000%, 10/01/2028	5,515,630
10,000,000	5.125%, 04/15/2029	9,635,000
	Xerox Holdings Corp.
70,000,000	5.000%, 08/15/2025	70,989,800
		167,890,066
Construction & Engineering: 4.1%
	APi Escrow Corp.
1,500,000	4.750%, 10/15/2029	1,395,960
	APi Group DE, Inc.
38,250,000	4.125%, 07/15/2029	35,321,962
	Global Infrastructure Solutions, Inc.
51,157,000	5.625%, 06/01/2029	49,388,503
	Great Lakes Dredge & Dock Corp.
25,832,000	5.250%, 06/01/2029	24,701,592
	New Enterprise Stone &
	Lime Co., Inc.
46,500,000	5.250%, 07/15/2028	44,802,750
	Tutor Perini Corp.
69,415,000	6.875%, 05/01/2025	66,103,210
		221,713,977
Construction Materials: 0.1%
	Cemex SAB de CV
4,750,000	7.375%, 06/05/2027	5,087,677

Consumer Finance: 1.8%
	Enova International, Inc.
36,895,000	8.500%, 09/01/2024	36,785,053
26,105,000	8.500%, 09/15/2025	26,044,958
	FirstCash, Inc.
15,000,000	4.625%, 09/01/2028	13,996,200
19,500,000	5.625%, 01/01/2030	18,806,775
		95,632,986
Distributors: 0.7%
	American Builders & Contractors
	Supply Co., Inc.
2,468,000	4.000%, 01/15/2028	2,386,704
35,000,000	3.875%, 11/15/2029	32,708,375
		35,095,079
Diversified Consumer Services: 0.3%
	Carriage Services, Inc.
19,500,000	4.250%, 05/15/2029	18,249,367

Diversified Financial Services: 0.6%
	Aviation Capital Group LLC
5,500,000	5.500%, 12/15/2024	5,671,417
	Burford Capital Global Finance LLC
25,489,000	6.250%, 04/15/2028	25,909,441
		31,580,858
Diversified Telecommunication Services: 1.7%
	Level 3 Financing, Inc.
44,668,000	4.625%, 09/15/2027	42,456,934
	Lumen Technologies, Inc.
54,100,000	5.375%, 06/15/2029	48,149,000
		90,605,934
Equity Real Estate Investment Trusts - REITS: 0.3%
	Iron Mountain, Inc.
20,000,000	4.500%, 02/15/2031	18,496,000

Food & Staples Retailing: 4.0%
	C&S Group Enterprises LLC
39,500,000	5.000%, 12/15/2028	34,160,193
	KeHE Distributors LLC /
	KeHE Finance Corp.
51,534,000	8.625%, 10/15/2026	54,789,145
	Performance Food Group, Inc.
19,500,000	4.250%, 08/01/2029	17,793,750
	SEG Holding LLC / SEG Finance Corp.
15,000,000	5.625%, 10/15/2028	15,016,500
	United Natural Foods, Inc.
5,000,000	6.750%, 10/15/2028	5,093,400

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount		Value
Food & Staples Retailing: 4.0% (Continued)
	US Foods, Inc.
$61,228,000	6.250%, 04/15/2025	$62,990,448
29,354,000	4.750%, 02/15/2029	28,034,978
		217,878,414
Food Products: 0.1%
	Simmons Foods, Inc. / Simmons
5,000,000	4.625%, 03/01/2029	4,694,000

Health Care Providers & Services: 0.8%
	AMN Healthcare, Inc.
8,000,000	4.625%, 10/01/2027	7,793,640
	Owens & Minor, Inc.
36,210,000	4.500%, 03/31/2029	34,623,278
		42,416,918
Hotels, Restaurants & Leisure: 5.1%
	Aramark Services, Inc.
47,893,000	6.375%, 05/01/2025	49,211,015
	Carnival Corp.
23,616,000	7.625%, 03/01/2026	23,824,529
9,500,000	5.750%, 03/01/2027	9,063,047
19,750,000	6.000%, 05/01/2029	18,637,483
	Carrols Restaurant Group, Inc.
57,625,000	5.875%, 07/01/2029	47,076,456
	GPS Hospitality Holding Co LLC /
	GPS Finco, Inc.
49,500,000	7.000%, 08/15/2028	38,217,960
	International Game Technology Plc
5,000,000	4.125%, 04/15/2026	4,943,000
	NCL Corp. Ltd.
15,510,000	3.625%, 12/15/2024	14,749,041
7,000,000	5.875%, 03/15/2026	6,658,190
	Six Flags Entertainment Corp.
48,676,000	4.875%, 07/31/2024	48,734,411
	Six Flags Theme Parks, Inc.
10,405,000	7.000%, 07/01/2025	10,876,607
		271,991,739
Household Durables: 2.8%
	Empire Communities Corp.
62,680,000	7.000%, 12/15/2025	62,000,549
	Installed Building Products, Inc.
6,750,000	5.750%, 02/01/2028	6,593,400
	Mattamy Group Corp.
24,500,000	5.250%, 12/15/2027	24,337,075
	The New Home Co., Inc.
47,308,000	7.250%, 10/15/2025	45,906,737
	Taylor Morrison Communities, Inc.
9,500,000	5.750%, 01/15/2028	9,805,615
		148,643,376
Industrial Conglomerates: 1.6%
	Icahn Enterprises L.P. / Icahn
	Enterprises Finance Corp.
17,769,000	4.750%, 09/15/2024	17,835,989
18,133,000	6.375%, 12/15/2025	18,296,650
49,872,000	6.250%, 05/15/2026	50,933,526
		87,066,165
IT Services: 4.6%
	Alliance Data Systems Corp.
15,832,000	4.750%, 12/15/2024	15,592,462
49,250,000	7.000%, 01/15/2026	50,116,307
	Conduent Business Services LLC /
	Conduent State & Local
	Solutions, Inc.
74,500,000	6.000%, 11/01/2029	70,362,270
	KBR, Inc.
20,000,000	4.750%, 09/30/2028	19,523,900
	MoneyGram International, Inc.
44,340,000	5.375%, 08/01/2026	46,213,809
	Unisys Corp.
46,195,000	6.875%, 11/01/2027	48,316,505
		250,125,253
Machinery: 2.3%
	Hillenbrand, Inc.
4,000,000	5.750%, 06/15/2025	4,105,100
	The Manitowoc Co., Inc.
29,206,000	9.000%, 04/01/2026	30,486,537
	Wabash National Corp.
38,000,000	4.500%, 10/15/2028	34,247,500
	Welbilt, Inc.
55,002,000	9.500%, 02/15/2024	56,091,040
		124,930,177
Media: 1.0%
	DIRECTV Holdings LLC / DIRECTV
	Financing Co., Inc.
55,300,000	5.875%, 08/15/2027	54,505,062

Metals & Mining: 3.6%
	Century Aluminum Co.
40,000,000	7.500%, 04/01/2028	41,790,800
	Coeur Mining, Inc.
66,150,000	5.125%, 02/15/2029	57,557,115

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount		Value
Metals & Mining: 3.6% (Continued)
	Hecla Mining Co.
$61,347,000	7.250%, 02/15/2028	$64,409,442
	Real Alloy Holding, Inc.
13,002,247	10.962%, (3 Month LIBOR
	USD +10.000%) Cash or 12.962%
	(3 Month LIBOR USD + 12.000%)
	PIK, 05/31/2023 [1,3]	13,002,248
	SunCoke Energy, Inc.
15,750,000	4.875%, 06/30/2029	14,868,000
		191,627,605
Mortgage Real Estate Investment Trusts – REITS: 1.6%
	HAT Holdings I LLC / HAT
	Holdings II LLC
25,404,000	6.000%, 04/15/2025	26,071,363
31,200,000	3.375%, 06/15/2026	29,683,212
	Oxford Finance LLC / Oxford
	Finance Co-Issuer II, Inc.
10,000,000	6.375%, 02/01/2027	10,205,100
	Starwood Property Trust, Inc.
18,840,000	5.500%, 11/01/2023	19,183,642
		85,143,317
Oil, Gas & Consumable Fuels: 3.3%
	Calumet Specialty Products
	Partners L.P. / Calumet
	Finance Corp.
11,792,000	9.250%, 07/15/2024	12,673,688
15,900,000	11.000%, 04/15/2025	16,443,382
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
51,550,000	7.750%, 02/01/2028	51,900,540
	Global Partners L.P. / GLP
	Finance Corp.
30,750,000	7.000%, 08/01/2027	30,783,364
	NGL Energy Operating LLC / NGL
	Energy Finance Corp.
7,500,000	7.500%, 02/01/2026	7,387,088
	Renewable Energy Group, Inc.
55,518,000	5.875%, 06/01/2028	59,727,097
		178,915,159
Paper & Forest Products: 0.6%
	Resolute Forest Products, Inc.
35,750,000	4.875%, 03/01/2026	34,445,482

Professional Services: 0.1%
	Korn Ferry
6,750,000	4.625%, 12/15/2027	6,597,889

Specialty Retail: 3.0%
	Ken Garff Automotive LLC
49,795,000	4.875%, 09/15/2028	46,894,192
	LCM Investments Holdings II LLC
12,500,000	4.875%, 05/01/2029	11,821,499
	Penske Automotive Group, Inc.
19,734,000	3.500%, 09/01/2025	19,616,780
	Rent-A-Center, Inc.
57,600,000	6.375%, 02/15/2029	52,830,144
	Sonic Automotive, Inc.
34,500,000	4.625%, 11/15/2029	30,877,673
		162,040,288
Textiles, Apparel & Luxury Goods: 0.3%
	The William Carter Co.
15,000,000	5.500%, 05/15/2025	15,474,900
3,000,000	5.625%, 03/15/2027	3,048,060
		18,522,960
Thrifts & Mortgage Finance: 3.1%
	Nationstar Mortgage Holdings, Inc.
13,250,000	6.000%, 01/15/2027	13,505,990
24,680,000	5.500%, 08/15/2028	23,791,520
9,500,000	5.125%, 12/15/2030	8,793,580
18,000,000	5.750%, 11/15/2031	17,198,728
	PennyMac Financial Services, Inc.
56,030,000	5.375%, 10/15/2025	55,559,068
	United Wholesale Mortgage LLC
24,680,000	5.500%, 11/15/2025	23,981,186
7,000,000	5.750%, 06/15/2027	6,506,815
20,820,000	5.500%, 04/15/2029	18,594,342
		167,931,229
Trading Companies & Distributors: 3.6%
	Avation Capital SA
79,863,679	8.250% Cash or 9.000% PIK,
	10/31/2026 [3]	68,211,968
	Castlelake Aviation Finance DAC
52,500,000	5.000%, 04/15/2027	46,964,925
	Herc Holdings, Inc.
32,823,000	5.500%, 07/15/2027	33,322,894
	WESCO Distribution, Inc.
35,466,000	7.125%, 06/15/2025	36,878,966
9,750,000	7.250%, 06/15/2028	10,367,175
		195,745,928
Transportation Infrastructure: 0.5%
	Signature Aviation US Holdings, Inc.
25,600,000	4.000%, 03/01/2028	25,393,536

Total Corporate Bonds
(Cost $4,114,372,545)		3,984,709,459

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount		Value
Convertible Bonds: 6.7%

Aerospace & Defense: 0.2%
	Parsons Corp.
$12,500,000	0.250%, 08/15/2025	$13,226,353

Airlines: 0.2%
	Southwest Airlines Co.
7,675,000	1.250%, 05/01/2025	10,443,756

Auto Components: 0.6%
	Horizon Global Corp.
21,347,000	2.750%, 07/01/2022	20,680,609
	Patrick Industries, Inc.
11,250,000	1.750%, 12/01/2028	10,125,000
		30,805,609
Automobiles: 0.2%
	Ford Motor Co.
7,750,000	N/A%, 03/15/2026 [8]	9,199,250

Consumer Finance: 0.6%
	EZCORP, Inc.
9,750,000	2.375%, 05/01/2025	8,658,000
	LendingTree, Inc.
26,017,000	0.500%, 07/15/2025	21,431,504
		30,089,504
Electronic Equipment, Instruments & Components: 0.2%
	OSI Systems, Inc.
8,500,000	1.250%, 09/01/2022	8,611,563

Energy Equipment & Services: 0.2%
	Helix Energy Solutions Group, Inc.
13,704,000	4.250%, 05/01/2022	13,716,656

Entertainment: 0.2%
	Live Nation Entertainment, Inc.
7,000,000	2.000%, 02/15/2025	9,100,000

Health Care Equipment & Supplies: 0.6%
	CONMED Corp.
2,607,000	2.625%, 02/01/2024	4,493,165
	Haemonetics Corp.
17,750,000	N/A%, 03/01/2026 [8]	14,958,618
	Integra LifeSciences Holdings Corp.
13,000,000	0.500%, 08/15/2025	13,704,600
		33,156,383
Health Care Technology: 0.1%
	Tabula Rasa HealthCare, Inc.
8,400,000	1.750%, 02/15/2026	6,296,280

Hotels, Restaurants & Leisure: 0.6%
	Carnival Corp.
8,714,000	5.750%, 04/01/2023	18,277,615
	NCL Corp. Ltd.
6,835,000	6.000%, 05/15/2024	11,964,667
2,500,000	1.125%, 02/15/2027	2,310,000
		32,552,282
Internet & Direct Marketing Retail: 0.1%
	Etsy, Inc.
7,750,000	0.250%, 06/15/2028	6,924,625

IT Services: 0.1%
	Euronet Worldwide, Inc.
5,180,000	0.750%, 03/15/2049	5,814,550

Machinery: 0.2%
	John Bean Technologies Corp.
9,450,000	0.250%, 05/15/2026	9,123,975

Pharmaceuticals: 0.3%
	Jazz Investments I Ltd.
6,000,000	1.500%, 08/15/2024	6,142,500
6,650,000	2.000%, 06/15/2026	8,095,849
		14,238,349
Software: 2.0%
	Alteryx, Inc.
4,647,000	1.000%, 08/01/2026	4,086,456
	BigBear.ai Holdings, Inc.
28,350,000	6.000%, 12/15/2026	28,056,193
	Box, Inc.
5,650,000	N/A%, 01/15/2026 [8]	7,158,550
	Envestnet, Inc.
9,490,000	0.750%, 08/15/2025	9,264,612
	Jamf Holding Corp.
10,600,000	0.125%, 09/01/2026	10,552,978
	Mandiant, Inc.
20,566,000	1.625%, 06/01/2035	20,566,208
	Rapid7, Inc.
10,000,000	0.250%, 03/15/2027	12,485,000
	Tyler Technologies, Inc.
6,750,000	0.250%, 03/15/2026	7,462,125
	Zendesk, Inc.
8,550,000	0.625%, 06/15/2025	10,820,025
		110,452,147
Thrifts & Mortgage Finance: 0.3%
	EZCORP, Inc.
16,285,000	2.875%, 07/01/2024	15,877,875

Total Convertible Bonds
(Cost $335,318,811)		359,629,157

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount		Value
Private Mortgage Backed Obligations: 0.3%

Diversified Financial Services: 0.3%
	HAS Capital Income
	Opportunity Fund II
$21,807,000	8.000%, 12/31/2024
	(Cost $21,807,000,
	Acquisition Dates
	06/10/2016, 09/19/2016) [1,5]	$15,204,037

Total Private Mortgage Backed Obligations
(Cost $21,807,000)		15,204,037

Total Bonds
(Cost $4,471,498,356)		4,359,542,652

Shares
Warrants: 0.0% [7]

Trading Companies & Distributors: 0.0% [7]
1,601,250	Avation PLC, Warrants
	(Expiration Date 10/31/2026,
	Exercise Price 114.5 GBp) [1,2]	514,300

Total Warrants
(Cost $—)		514,300

Principal
Amount
Short-Term Investments: 13.3%
Commercial Paper: 6.2%

Automobiles: 1.6%
	General Motors Financial Co., Inc.
$50,000,000	1.053%, 04/19/2022 [10]	49,978,018
	Harley-Davidson Corp.
35,000,000	1.034%, 04/18/2022 [10]	34,984,635
		84,962,653
Building Products: 0.4%
	Fortune Brands Home & Security, Inc.
24,250,000	1.151%, 04/25/2022 [10]	24,239,441

Computers & Peripherals: 0.9%
	HP, Inc.
50,000,000	1.191%, 04/25/2022 [10]	49,971,007

Electronic Equipment, Instruments & Components: 0.9%
	Jabil, Inc.
50,000,000	1.114%, 04/18/2022 [10]	49,973,975

Equity Real Estate Investment Trusts – REITS: 0.9%
	Crown Castle International Corp.
50,000,000	0.851%, 04/12/2022 [10]	49,986,733

Food Products: 0.5%
	Campbell Soup Co.
25,000,000	0.821%, 04/20/2022 [10]	24,989,236

Health Care Providers & Services: 0.5%
	Humana, Inc.
27,000,000	1.001%, 04/06/2022 [10]	26,997,867

Machinery: 0.5%
	Parker-Hannifin Corp.
25,000,000	0.783%, 04/11/2022 [10]	24,996,448

Total Commercial Paper
(Cost $336,095,680)		336,117,360

Money Market Funds: 7.1%
191,237,056	Federated Hermes U.S. Treasury
	Cash Reserves – Class I, 0.100% [4]	191,237,056
191,237,056	Morgan Stanley Institutional
	Liquidity Funds - Treasury
	Securities Portfolio, 0.180% [4]	191,237,057

Total Money Market Funds
(Cost $382,474,113)		382,474,113

Total Short-Term Investments
(Cost $718,569,793)		718,591,473

Total Investments in Securities: 98.5%
(Cost $5,364,557,178)		5,310,422,236
Other Assets in Excess of Liabilities: 1.5%		79,639,580
Total Net Assets: 100.0%		$5,390,061,816

GBp – Great Britain Pence
LIBOR – London Interbank Offered Rate
PIK – Payment In Kind
USD – United States Dollar
[1]	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value.
[2]	Non-income producing security.
[3]	Variable rate security; rate shown is the rate in effect on March 31, 2022.
[4]	Annualized seven-day effective yield as of March 31, 2022.
[5]	Security considered restricted. As of March 31, 2022, the value of the restricted securities was $15,204,037 or 0.3% of net assets.
[6]	Not a readily marketable security.
[7]	Does not round to 0.1% or (0.1)%
[8]	Zero coupon security.
[9]	Company is an “affiliated person” of the Fund, as defined in the Investment Company Act of 1940.
[10]	Rate represents the yield to maturity from purchase price.

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Growth & Income Fund (the Fund) generated a total return of 7.46% for the twelve-month period ending March 31, 2022, nearly in line with its blended benchmark, composed of 60% S&P 500 Index (S&P 500) and 40% Bloomberg U.S. Aggregate Bond Index (BC Agg), which returned 7.50% over the same period. (Please see standardized performance in the table following this letter.) The Fund’s performance exactly matched a blended benchmark composed of 60% S&P 500 and 40% Bloomberg U.S. Universal Bond Index (BC Univ), which also returned 7.46% over the period.1

Market Review

The past twelve months have been a volatile stretch in the equity markets. The S&P 500 delivered strong returns, but there were plenty of ups and downs along the way. The market did well during the first fiscal quarter, as the worst of the Covid restrictions were lifted and the economy began to reopen in earnest. But the second fiscal quarter was a different story, with stocks languishing as investors began to grapple with inflation and the onset of the Delta variant. The market rebounded in the third fiscal quarter, as Covid appeared to be receding and investors once again looked forward to the economy reopening. However, the optimism faded quickly in the fourth fiscal quarter, as the Omicron variant, persistent inflation, the Ukraine conflict, and most importantly, the Fed’s decision to tighten monetary policy all weighed down markets.

The past year was also a fluid period for the fixed income markets. The first three fiscal quarters were relatively calm, but sentiment turned bearish in the final fiscal quarter. The same concerns that roiled equities, particularly inflation, which had been simmering in the background for most of 2021, became top-of-mind when the Fed announced it would begin raising interest rates. Russia’s invasion of Ukraine also rattled fixed income investors, as did the Omicron variant, which has continued to create supply-chain issues in Asia.

Portfolio Review

During the twelve-month period ending March 31, 2022, on average 71% of the Fund was allocated to equities, 27% to fixed income, and the rest to cash. The allocation among these asset classes gave the Fund a boost over the blended benchmark during the year.

Equities

For the fiscal year, our equity positions delivered positive absolute returns, but overall they trailed the S&P 500. Our security selection detracted from relative performance, while our sector allocation was neutral.

A couple of sectors in the Fund’s equities outperformed the S&P 500, but most of the others lagged. On a relative basis, our best performing sector was Communication Services, which substantially beat the return of its counterpart in the S&P 500. Industrials was the other big winner for us. On the downside, security selection in Financials, Consumer Discretionary, Health Care, Materials, and Real Estate each materially detracted from relative performance.

Sector allocation had no overall impact on relative performance this period, as the contributions from our positive sectors were offset by the negative sectors. We were overweight Energy and underweight Communication Services, both of which helped our relative performance. However, we were overweight Industrials and underweight Information Technology, both of which detracted from our relative performance.

____________________

[1]	The Bloomberg U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Growth & Income Fund | Portfolio Managers’ Review

Fixed Income

During the past fiscal year the fixed income portion of the Fund outperformed the BC Univ, driven by a combination of security selection, duration management, and sector allocation.

Security selection was the largest contributor to the Fund’s relative performance during the period, adding 181 basis points (1.81%). All of the value added came from our high yield bonds, which generated gains during the period while their counterparts in the index delivered a small loss. On the downside, our picks in investment grade detracted slightly from our relative returns.

Duration management also contributed to the Fund’s relative performance, adding 175 basis points (1.75%). Our outsized allocation to shorter-dated bonds and cash worked well this period, as interest rates rose steadily throughout the fourth fiscal quarter. Our lower duration profile insulated us from the losses that impacted the index.

Sector allocation was the smallest contributor to the Fund’s relative results, but it still added 84 basis points (0.84%). Our significant overweight to high yield (81% for the Fund vs. 5% for the index) boosted relative performance. Our busted convertible bonds also contributed to our outperformance. However, our underweight to investment grade bonds modestly hurt our relative performance, as did our allocation to equity-sensitive convertibles.

Outlook & Portfolio Positioning

The headwinds impacting the markets during the fourth fiscal quarter, including inflation, the pandemic, the Ukraine war, and the Fed tightening cycle, are likely to remain in place for at least the near term. The Fed is clearly committed to controlling inflation by raising short-term rates, so markets are likely to remain volatile until data begins to improve and/or the Fed adopts a less hawkish stance.

Given these challenges, we are de-emphasizing companies trading at higher valuations and focusing instead on companies trading at more modest valuations and offering growing dividends, a key component of total returns over time. Additionally, we think it is prudent to invest our equities in companies with some combination of pricing power and the ability to offset higher labor costs with productivity gains. We also think firms that produce labor-saving software and hardware (i.e., robotics technology) will fare well. More broadly, we continue to invest in what we believe to be market-leading companies that are well positioned for growth over a multi-year horizon.

In fixed income, we are keeping our defensive posture and focusing on what we can control. Mostly, this means continuing to maintain a short maturity profile while we wait for conditions to settle down. With the yield curve being relatively flat, there is not much benefit to buying longer-dated bonds, so we can afford to be patient.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Growth & Income Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Growth & Income Fund | Fund Overview

Average Annual Total Returns
Periods Ended March 31, 2022

					Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 31, 2010)
Osterweis Growth & Income Fund	7.46%	13.21%	10.18%	9.42%	9.95%
60% S&P 500 Index/40% Bloomberg
U.S. Aggregate Bond Index	7.50	12.14	10.59	9.76	10.53
S&P 500 Index	15.65	18.92	15.99	14.64	15.74
Bloomberg U.S. Aggregate Bond Index	-4.15	1.69	2.14	2.24	2.52
Gross Expense Ratio as of 3/31/2021: 0.94% 1
[1]	As of most recent Prospectus dated June 30, 2021. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2022) (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets) (Unaudited)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Microsoft Corp.	5.1%
Alphabet, Inc. – Class C	4.5
CVS Health Corp.	2.7
Union Pacific Corp.	2.7
Waste Connections, Inc.	2.5
Analog Devices, Inc.	2.4
L3Harris Technologies, Inc.	2.4
PS Business Parks, Inc.	2.4
Johnson & Johnson	2.3
The PNC Financial Services Group, Inc.	2.3
Total	29.3%

Top Ten Debt Holdings (% of Net Assets)
United States Treasury Inflation
Indexed Bonds, 0.125%	1.8%
United States Treasury Inflation
Indexed Bonds, 0.125%	0.9
The Manitowoc Co., Inc., 9.000%	0.6
Tutor Perini Corp., 6.875%	0.6
The Goodyear Tire & Rubber Co., 9.500%	0.5
XPO Logistics, Inc., 6.250%	0.5
Alliance Data Systems Corp., 7.000%	0.4
Oppenheimer Holdings, Inc., 5.500%	0.4
Pitney Bowes, Inc., 7.250%	0.4
American Airlines, Inc., 11.750%	0.4
Total	6.5%

Fund holdings are subject to change.

Growth & Income Fund | Schedule of Investments at March 31, 2022

Shares		Value
Common Stocks: 68.5%

Aerospace & Defense: 2.4%
16,335	L3Harris Technologies, Inc.	$4,058,758

Air Freight & Logistics: 2.1%
16,910	United Parcel Service, Inc. – Class B	3,626,519

Auto Components: 1.5%
21,995	Aptiv PLC [1]	2,633,021

Banks: 3.8%
15,540	First Republic Bank	2,519,034
21,120	The PNC Financial
	Services Group, Inc.	3,895,584
		6,414,618
Chemicals: 3.1%
10,865	Air Products & Chemicals, Inc.	2,715,272
20,015	International Flavors &
	Fragrances, Inc.	2,628,570
		5,343,842
Commercial Services & Supplies: 2.5%
30,170	Waste Connections, Inc.	4,214,749

Electrical Equipment: 1.0%
13,015	AMETEK, Inc.	1,733,338

Energy Equipment & Services: 1.1%
51,505	Halliburton Co.	1,950,494

Equity Real Estate Investment Trusts - REITS: 4.3%
18,180	Crown Castle International Corp.	3,356,028
23,985	PS Business Parks, Inc.	4,031,399
		7,387,427
Food & Staples Retailing: 1.4%
7,928	Southeastern Grocers, Inc. [1,2]	188,785
27,590	Sysco Corp.	2,252,724
2,292,000	Tops Holding, Litigation Trust
	Proceeds [1,2,6]	1,721
		2,443,230
Health Care Equipment & Supplies: 0.8%
3,955	Teleflex, Inc.	1,403,353

Health Care Providers & Services: 2.8%
46,395	CVS Health Corp.	4,695,638

Insurance: 2.1%
31,440	The Progressive Corp.	3,583,846

Interactive Media & Services: 4.5%
2,781	Alphabet, Inc. – Class C [1]	7,767,305

Internet & Direct Marketing Retail: 2.0%
1,028	Amazon.com, Inc. [1]	3,351,229

IT Services: 3.3%
10,920	Accenture PLC – Class A	3,682,551
8,775	Visa, Inc. – Class A	1,946,032
		5,628,583
Life Sciences Tools & Services: 1.9%
11,285	Danaher Corp.	3,310,229

Machinery: 1.0%
12,785	Lincoln Electric Holdings, Inc.	1,761,901

Metals & Mining: 0.5%
17	Real Alloy Holding, Inc. [1,2]	867,825

Mortgage Real Estate Investment Trusts – REITS: 0.9%
30,375	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	1,440,686

Multiline Retail: 3.2%
16,665	Dollar General Corp.	3,710,129
8,250	Target Corp.	1,750,815
		5,460,944
Oil, Gas & Consumable Fuels: 3.2%
20,535	Chevron Corp.	3,343,714
8,275	Pioneer Natural Resources Co.	2,068,998
		5,412,712
Pharmaceuticals: 3.5%
22,515	Johnson & Johnson	3,990,333
22,890	Novartis AG – ADR	2,008,598
		5,998,931
Road & Rail: 4.2%
8,840	Old Dominion Freight Line, Inc.	2,640,331
16,690	Union Pacific Corp.	4,559,875
		7,200,206
Semiconductors & Semiconductor Equipment: 4.9%
22,779	Advanced Micro Devices, Inc. [1]	2,490,656
25,285	Analog Devices, Inc.	4,176,576
12,345	Applied Materials, Inc.	1,627,071
		8,294,303
Software: 5.1%
28,395	Microsoft Corp.	8,754,462

Specialty Retail: 1.4%
27,250	Ross Stores, Inc.	2,465,035

Total Common Stocks
(Cost $76,424,738)		117,203,184

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Schedule of Investments at March 31, 2022 (Continued)

Shares		Value
Convertible Preferred Stocks: 1.0%

Construction & Engineering: 0.2%
250	Fluor Corp., 6.500%	$360,585

Media: 0.1%
4,000	Paramount Global, 5.750%	222,200

Road & Rail: 0.7%
10,000	Daseke, Inc., 7.625% [1,2,9]	1,152,472

Total Convertible Preferred Stocks
(Cost $1,488,000)		1,735,257

Principal
Amount
Bonds: 28.8%
Corporate Bonds: 21.7%

Air Freight & Logistics: 0.5%
	Cargo Aircraft Management, Inc.
$124,000	4.750%, 02/01/2028	121,269
	XPO Logistics, Inc.
750,000	6.250%, 05/01/2025	776,100
		897,369
Airlines: 0.4%
	American Airlines, Inc.
600,000	11.750%, 07/15/2025	701,109

Auto Components: 1.1%
	American Axle & Manufacturing, Inc.
179,000	6.250%, 03/15/2026	180,777
	The Goodyear Tire & Rubber Co.
750,000	9.500%, 05/31/2025	795,225
500,000	5.000%, 07/15/2029	467,690
	Real Hero Merger Sub 2, Inc.
500,000	6.250%, 02/01/2029	458,000
		1,901,692
Automobiles: 0.4%
	Ford Motor Co.
500,000	9.625%, 04/22/2030	652,190

Beverages: 0.2%
	Primo Water Holdings, Inc.
300,000	4.375%, 04/30/2029	271,919

Building Products: 0.7%
	Builders FirstSource, Inc.
600,000	6.750%, 06/01/2027	623,475
	Patrick Industries, Inc.
500,000	7.500%, 10/15/2027	514,455
		1,137,930
Capital Markets: 0.4%
	Oppenheimer Holdings, Inc.
750,000	5.500%, 10/01/2025	749,730

Chemicals: 0.6%
	Consolidated Energy Finance SA
327,000	4.576% (3 Month LIBOR
	USD + 3.750%), 06/15/2022 [3]	326,620
500,000	5.625%, 10/15/2028	463,487
	Olin Corp.
250,000	5.625%, 08/01/2029	255,215
		1,045,322
Commercial Services & Supplies: 1.0%
	GFL Environmental, Inc.
220,000	5.125%, 12/15/2026	222,165
250,000	4.750%, 06/15/2029	239,057
	KAR Auction Services, Inc.
500,000	5.125%, 06/01/2025	506,850
	Pitney Bowes, Inc.
750,000	7.250%, 03/15/2029	708,964
	Quad/Graphics, Inc.
121,000	7.000%, 05/01/2022	121,000
		1,798,036
Computers & Peripherals: 0.7%
	CPI Acquisition, Inc.
468,000	8.625%, 03/15/2026	456,047
	NCR Corp.
450,000	5.750%, 09/01/2027	450,599
250,000	5.000%, 10/01/2028	239,810
		1,146,456
Construction & Engineering: 1.3%
	Global Infrastructure Solutions, Inc.
500,000	5.625%, 06/01/2029	482,715
	Great Lakes Dredge & Dock Corp.
350,000	5.250%, 06/01/2029	334,684
	New Enterprise Stone & Lime Co., Inc.
500,000	5.250%, 07/15/2028	481,750
	Tutor Perini Corp.
1,000,000	6.875%, 05/01/2025	952,290
		2,251,439
Construction Materials: 0.2%
	Cemex SAB de CV
250,000	7.375%, 06/05/2027	267,772

Consumer Finance: 0.3%
	FirstCash, Inc.
500,000	5.625%, 01/01/2030	482,225
The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount		Value
Distributors: 0.1%
	American Builders & Contractors
	Supply Co., Inc.
$139,000	4.000%, 01/15/2028	$134,421

Diversified Consumer Services: 0.3%
	Carriage Services, Inc.
500,000	4.250%, 05/15/2029	467,932

Diversified Financial Services: 0.1%
	Burford Capital Global Finance LLC
250,000	6.250%, 04/15/2028	254,124

Diversified Telecommunication Services: 0.3%
	Lumen Technologies, Inc.
500,000	5.375%, 06/15/2029	445,000

Food & Staples Retailing: 1.3%
	C&S Group Enterprises LLC
500,000	5.000%, 12/15/2028	432,407
	KeHE Distributors LLC / KeHE Finance Corp.
612,000	8.625%, 10/15/2026	650,657
	Performance Food Group, Inc.
500,000	4.250%, 08/01/2029	456,250
	United Natural Foods, Inc.
250,000	6.750%, 10/15/2028	254,670
	US Foods, Inc.
500,000	4.750%, 02/15/2029	477,533
		2,271,517
Health Care Providers & Services: 0.1%
	Owens & Minor, Inc.
250,000	4.500%, 03/31/2029	239,045

Hotels, Restaurants & Leisure: 1.3%
	Aramark Services, Inc.
100,000	5.000%, 04/01/2025	100,441
450,000	6.375%, 05/01/2025	462,384
	Carnival Corp.
500,000	5.750%, 03/01/2027	477,002
250,000	6.000%, 05/01/2029	235,918
	Carrols Restaurant Group, Inc.
600,000	5.875%, 07/01/2029	490,167
	GPS Hospitality Holding Co LLC /
	GPS Finco, Inc.
500,000	7.000%, 08/15/2028	386,040
		2,151,952
Household Durables: 0.9%
	Empire Communities Corp.
500,000	7.000%, 12/15/2025	494,580
	Mattamy Group Corp.
500,000	5.250%, 12/15/2027	496,675
	The New Home Co., Inc.
500,000	7.250%, 10/15/2025	485,190
		1,476,445
Industrial Conglomerates: 0.3%
	Icahn Enterprises L.P. / Icahn
	Enterprises Finance Corp.
500,000	6.250%, 05/15/2026	510,643

IT Services: 1.3%
	Alliance Data Systems Corp.
750,000	7.000%, 01/15/2026	763,192
	Conduent Business Services LLC /
	Conduent State & Local
	Solutions, Inc.
600,000	6.000%, 11/01/2029	566,676
	MoneyGram International, Inc.
400,000	5.375%, 08/01/2026	416,904
	Unisys Corp.
500,000	6.875%, 11/01/2027	522,963
		2,269,735
Machinery: 1.0%
	The Manitowoc Co., Inc.
1,000,000	9.000%, 04/01/2026	1,043,845
	Wabash National Corp.
500,000	4.500%, 10/15/2028	450,625
	Welbilt, Inc.
300,000	9.500%, 02/15/2024	305,940
		1,800,410
Media: 0.4%
	DIRECTV Holdings LLC / DIRECTV
	Financing Co., Inc.
700,000	5.875%, 08/15/2027	689,938

Metals & Mining: 1.2%
	Century Aluminum Co.
500,000	7.500%, 04/01/2028	522,385
	Coeur Mining, Inc.
600,000	5.125%, 02/15/2029	522,060
	Hecla Mining Co.
500,000	7.250%, 02/15/2028	524,960
	Real Alloy Holding, Inc.
220,377	10.962%, (3 Month LIBOR
	USD + 10.000%) Cash or 12.962%
	(3 Month LIBOR USD + 12.000%)
	PIK, 05/31/2023 [2,3]	220,377
	SunCoke Energy, Inc.
250,000	4.875%, 06/30/2029	236,000
		2,025,782

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount		Value
Mortgage Real Estate Investment Trusts – REITS: 0.6%
	HAT Holdings I LLC /
	HAT Holdings II LLC
$500,000	6.000%, 04/15/2025	$513,135
	Oxford Finance LLC / Oxford Finance
	Co-Issuer II, Inc.
500,000	6.375%, 02/01/2027	510,255
		1,023,390
Oil, Gas & Consumable Fuels: 1.1%
	Calumet Specialty Products Partners
	L.P. / Calumet Finance Corp.
350,000	11.000%, 04/15/2025	361,961
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
450,000	7.750%, 02/01/2028	453,060
	Global Partners L.P. /
	GLP Finance Corp.
500,000	7.000%, 08/01/2027	500,542
	Renewable Energy Group, Inc.
500,000	5.875%, 06/01/2028	537,908
		1,853,471
Paper & Forest Products: 0.1%
	Resolute Forest Products, Inc.
250,000	4.875%, 03/01/2026	240,878

Professional Services: 0.2%
	Korn Ferry
350,000	4.625%, 12/15/2027	342,113

Specialty Retail: 0.9%
	Ken Garff Automotive LLC
500,000	4.875%, 09/15/2028	470,872
	Rent-A-Center Inc/TX
600,000	6.375%, 02/15/2029	550,314
	Sonic Automotive, Inc.
500,000	4.625%, 11/15/2029	447,503
		1,468,689
Textiles, Apparel & Luxury Goods: 0.1%
	The William Carter Co.
250,000	5.500%, 05/15/2025	257,915

Thrifts & Mortgage Finance: 1.0%
	Nationstar Mortgage Holdings, Inc.
250,000	6.000%, 01/15/2027	254,830
500,000	5.125%, 12/15/2030	462,820
	PennyMac Financial Services, Inc.
500,000	5.375%, 10/15/2025	495,798
	United Wholesale Mortgage LLC
320,000	5.500%, 11/15/2025	310,939
180,000	5.500%, 04/15/2029	160,758
		1,685,145
Trading Companies & Distributors: 1.1%
	Avation Capital SA
447,258	8.250% Cash or 9.000% PIK,
	10/31/2026 [3]	382,005
	Castlelake Aviation Finance DAC
500,000	5.000%, 04/15/2027	447,285
	Herc Holdings, Inc.
500,000	5.500%, 07/15/2027	507,615
	WESCO Distribution, Inc.
250,000	7.125%, 06/15/2025	259,960
250,000	7.250%, 06/15/2028	265,825
		1,862,690
Transportation Infrastructure: 0.2%
	Signature Aviation US Holdings, Inc.
400,000	4.000%, 03/01/2028	396,774

Total Corporate Bonds
(Cost $38,059,601)		37,171,198

Convertible Bonds: 4.0%

Airlines: 0.2%
	Southwest Airlines Co.
200,000	1.250%, 05/01/2025	272,150

Auto Components: 0.4%
	Horizon Global Corp.
480,000	2.750%, 07/01/2022	465,016
	Patrick Industries, Inc.
250,000	1.750%, 12/01/2028	225,000
		690,016
Automobiles: 0.2%
	Ford Motor Co.
250,000	N/A%, 03/15/2026 [7]	296,750

Consumer Finance: 0.1%
	EZCORP, Inc.
250,000	2.375%, 05/01/2025	222,000

Electronic Equipment, Instruments & Components: 0.1%
	OSI Systems, Inc.
100,000	1.250%, 09/01/2022	101,312

Energy Equipment & Services: 0.3%
	Helix Energy Solutions Group, Inc.
500,000	4.250%, 05/01/2022	500,462

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount		Value
Health Care Equipment & Supplies: 0.1%
	Haemonetics Corp.
$250,000	N/A%, 03/01/2026 [7]	$210,685

Hotels, Restaurants & Leisure: 0.5%
	Carnival Corp.
286,000	5.750%, 04/01/2023	599,885
	NCL Corp. Ltd.
160,000	6.000%, 05/15/2024	280,080
		879,965
Internet & Direct Marketing Retail: 0.1%
	Etsy, Inc.
250,000	0.250%, 06/15/2028	223,375

IT Services: 0.1%
	Euronet Worldwide, Inc.
120,000	0.750%, 03/15/2049	134,700

Machinery: 0.1%
	John Bean Technologies Corp.
250,000	0.250%, 05/15/2026	241,375

Pharmaceuticals: 0.3%
	Jazz Investments I Ltd.
350,000	2.000%, 06/15/2026	426,097

Software: 1.2%
	BigBear.ai Holdings, Inc.
650,000	6.000%, 12/15/2026	643,264
	Rapid7, Inc.
500,000	0.250%, 03/15/2027	624,250
	Tyler Technologies, Inc.
250,000	0.250%, 03/15/2026	276,375
	Zendesk, Inc.
450,000	0.625%, 06/15/2025	569,475
		2,113,364
Thrifts & Mortgage Finance: 0.3%
	EZCORP, Inc.
550,000	2.875%, 07/01/2024	536,250

Total Convertible Bonds
(Cost $6,092,915)		6,848,501

Private Mortgage Backed Obligations: 0.3%

Diversified Financial Services: 0.3%
	HAS Capital Income
	Opportunity Fund II
642,000	8.000%, 12/31/2024
	(Cost $642,000 Acquisition Dates
	06/10/2016, 09/19/2016) [2,5]	447,608

Total Private Mortgage Backed Obligations
(Cost $642,000)		447,608

United States Government Securities: 2.8%

	United States Treasury Inflation
	Indexed Bonds
3,086,610	0.125%, 10/15/2026	3,249,714
1,419,922	0.125%, 01/15/2032	1,520,764
		4,770,478
Total United States Government Securities
(Cost $4,926,437)		4,770,478

Total Bonds
(Cost $49,720,953)		49,237,785

Shares
Warrants: 0.0% [8]

Trading Companies & Distributors: 0.0% [8]
8,750	Avation PLC, Warrants
	(Expiration Date 10/31/2026,
	Exercise Price 114.5 GBp) [1,2]	2,810
Total Warrants
(Cost $—)		2,810

Short-Term Investments: 1.3%

Money Market Funds: 1.3%
2,147,020	Federated Hermes U.S. Treasury
	Cash Reserves – Class I, 0.100% [4]	2,147,020

Total Money Market Funds
(Cost $2,147,020)		2,147,020

Total Short-Term Investments
(Cost $2,147,020)		2,147,020

Total Investments in Securities: 99.6%
(Cost $129,780,711)		170,326,056
Other Assets in Excess of Liabilities: 0.4%		710,477
Total Net Assets: 100.0%		$171,036,533

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
PIK – Payment In Kind
USD – United States Dollar
GBp – Great Britain Pence
[1]	Non-income producing security.
[2]	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value.
[3]	Variable rate security; rate shown is the rate in effect on March 31, 2022.
[4]	Annualized seven-day effective yield as of March 31, 2022.
[5]	Security considered restricted. As of March 31, 2022, the value of the restricted securities was $447,608 or 0.3% of net assets.
[6]	Not a readily marketable security.
[7]	Zero Coupon Security.
[8]	Does not round to 0.1% or (0.1)%, as applicable.
[9]	Company is an “affiliated person” of the Fund, as defined in the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2021 to March 31, 2022, the Osterweis Emerging Opportunity Fund (the Fund) generated a total return of -14.14%, slightly outperforming the Russell 2000 Growth Index (the index), which returned -14.33% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The previous fiscal year for small cap growth stocks was defined primarily by its final quarter, which was decidedly bearish. The first three fiscal quarters were relatively uneventful, but sentiment changed in the last three months as the market was weighed down by concerns about inflation, Fed tightening, the war in Ukraine, and lingering effects of the pandemic. Small cap growth was hit particularly hard during the last quarter, as investors showed a strong preference for the relative “safety” of value over growth and large stocks over small stocks.

Portfolio Review

The Fund outperformed through the first three fiscal quarters but lagged in the fourth. Early in the final fiscal quarter, the primary secular growth areas in the index, and the core of our portfolio – Information Technology, Consumer Discretionary, and Health Care – each experienced a major selloff and did not recover. This decline offset most of our outperformance in the first three quarters, and we finished the period only slightly ahead of the index.

For the full fiscal year, stock selection was additive to our relative performance. Health Care was our biggest contributor, as our returns were substantially higher than the Health Care returns in the index. Information Technology was another positive contributor, as our stocks delivered positive absolute returns while the tech stocks in the index delivered negative returns. On the downside, our Industrial and Consumer Staples positions substantially underperformed their counterparts in the index.

Sector allocation slightly detracted from our relative performance. We had no exposure to Energy, which was by far the best performing sector in the index. Similarly, we were underweight the index in Industrials, which was another strong performer relative to the rest of the index. Those detractions were somewhat offset by our underweight to Health Care, which was the worst performing sector in the index, and our overweight to Information Technology.

The Fund also increased its cash position from 6.4% to 11.5% during the period, which sheltered us from some of the effects of the market selloff, and also gave us flexibility to acquire new positions at attractive prices.

Outlook & Portfolio Positioning

While we do not see many quick fixes for the current market challenges, one potential silver lining is that a slowing economy should favor growth stocks, as value stocks are historically more cyclical in nature. As always, we remain committed to our core philosophy, and we continue to invest in rapidly growing small cap companies that we believe are well positioned to benefit from secular tailwinds. Historically the Russell 2000 Growth Index has rebounded from selloffs with sustained rallies, and we believe that will happen this time, too. Moreover, the portfolio’s price/sales ratio is well below its historical average, which means there should be plenty of upside ahead.

____________________

Mutual Fund investing involves risk. Principal loss is possible. The Osterweis Emerging Opportunity Fund may invest in unseasoned companies, which involve additional risks such as abrupt or erratic price movements. The Fund may invest in small and mid-sized companies, which may involve greater volatility than large-sized companies. The Fund may invest in IPOs and unseasoned companies that are in the early stages of their development and may pose more risk compared to more established companies. The Fund may invest in ETFs, which involve risks that do not apply to conventional Funds. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets.

Emerging Opportunity Fund | Fund Overview

Average Annual Total Returns
Periods Ended March 31, 2022

				Since Inception
	1 Yr.	3 Yr.	5 Yr.	(October 1, 2012)
Osterweis Emerging Opportunity Fund	-14.14%	18.79%	19.57%	16.45%
Russell 2000 Growth Index	-14.33	9.88	10.33	11.73
Gross/Net Expense Ratio as of 3/31/2021: 1.20%/1.11% 1
[1]
As of most recent Prospectus dated June 30, 2021. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2022. The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Performance prior to December 1, 2016 is that of another investment vehicle (the “Predecessor Fund”) before the commencement of the Fund’s operations. The Predecessor Fund was converted into the Fund on November 30, 2016. The Predecessor Fund’s performance shown includes the deduction of the Predecessor Fund’s actual operating expenses. In addition, the Predecessor Fund’s performance shown has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Fund’s performance. The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Growth of $10K (Inception to 3/31/2022) (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets) (Unaudited)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Planet Fitness, Inc. – Class A	4.7%
FirstService Corp.	4.5
Marriott Vacations Worldwide Corp.	4.5
Rapid7, Inc.	4.5
Onto Innovation, Inc.	4.3
Globus Medical, Inc. – Class A	4.0
Floor & Decor Holdings, Inc.	3.9
Azenta, Inc.	3.8
MaxLinear, Inc.	3.7
Tandem Diabetes Care, Inc.	3.6
Total	41.5%

Fund holdings are subject to change.

Emerging Opportunity Fund | Schedule of Investments at March 31, 2022

Shares		Value
Common Stocks: 88.4%

Aerospace & Defense: 3.4%
47,210	Axon Enterprise, Inc. [1]	$6,502,233

Banks: 1.9%
65,328	Meta Financial Group, Inc.	3,587,814

Biotechnology: 2.6%
37,875	Fate Therapeutics, Inc. [1]	1,468,414
28,430	Mirati Therapeutics, Inc. [1]	2,337,514
72,140	Replimune Group, Inc. [1]	1,224,937
		5,030,865
Building Products: 1.5%
45,330	Trex Co., Inc. [1]	2,961,409

Capital Markets: 0.5%
51,310	Open Lending Corp. [1]	970,272

Commercial Services & Supplies: 0.0% [3]
5,695	ACV Auctions, Inc. – Class A [1]	84,343

Consumer Finance: 1.3%
155,630	LendingClub Corp. [1]	2,455,841

Health Care Equipment & Supplies: 12.2%
104,443	Globus Medical, Inc. - Class A [1]	7,705,804
8,735	Insulet Corp. [1]	2,326,917
32,185	Shockwave Medical, Inc. [1]	6,673,882
59,700	Tandem Diabetes Care, Inc. [1]	6,942,513
		23,649,116
Health Care Providers & Services: 1.1%
121,394	Accolade, Inc. [1]	2,131,679

Health Care Technology: 5.0%
136,148	Definitive Healthcare Corp. – Class A [1]	3,356,048
48,700	Omnicell, Inc. [1]	6,306,163
		9,662,211
Hotels, Restaurants & Leisure: 10.5%
55,735	Marriott Vacations Worldwide Corp.	8,789,409
106,940	Planet Fitness, Inc. – Class A [1]	9,034,291
22,120	Wingstop, Inc.	2,595,782
		20,419,482
Interactive Media & Services: 1.0%
84,350	ZipRecruiter, Inc. – Class A [1]	1,938,363

Internet & Direct Marketing Retail: 1.0%
36,835	Revolve Group, Inc. – Class A [1]	1,977,671

IT Services: 1.6%
51,470	Shift4 Payments, Inc. – Class A [1]	3,187,537

Life Sciences Tools & Services: 3.8%
89,740	Azenta, Inc.	7,437,651

Leisure Products: 2.2%
185,540	Callaway Golf Co. [1]	4,345,347

Machinery: 4.2%
61,500	Helios Technologies, Inc.	4,935,375
37,685	Kornit Digital Ltd. [1]	3,116,173
		8,051,548
Real Estate Management & Development: 4.5%
60,753	FirstService Corp.	8,801,895

Semiconductors & Semiconductor Equipment: 12.1%
23,980	Lattice Semiconductor Corp. [1]	1,461,581
105,295	MACOM Technology
	Solutions Holdings, Inc. [1]	6,304,012
124,695	MaxLinear, Inc. [1]	7,275,953
97,112	Onto Innovation, Inc. [1]	8,438,062
		23,479,608
Software: 14.1%
15,005	Five9, Inc. [1]	1,656,552
181,129	KnowBe4, Inc. – Class A [1]	4,169,589
78,615	Rapid7, Inc. [1]	8,745,133
46,615	SPS Commerce, Inc. [1]	6,115,888
115,530	Tenable Holdings, Inc. [1]	6,676,479
		27,363,641
Specialty Retail: 3.9%
92,335	Floor & Decor Holdings, Inc. [1]	7,479,135

Total Common Stocks
(Cost $166,958,060)		171,517,661

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Schedule of Investments at March 31, 2022 (Continued)

Shares	Value
Short-Term Investments: 11.5%

Money Market Funds: 11.5%
22,396,581	Federated Hermes U.S. Treasury
Cash Reserves – Class I, 0.100% [2]	$22,396,581

Total Money Market Funds
(Cost $22,396,581)	22,396,581

Total Short-Term Investments
(Cost $22,396,581)	22,396,581

Total Investments in Securities: 99.9%
(Cost $189,354,641)	193,914,242
Other Assets in Excess of Liabilities: 0.1%	250,741
Total Net Assets: 100.0%	$194,164,983

[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of March 31, 2022.
[3]	Does not round to 0.1% or (0.1)%.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Portfolio Managers’ Review

Performance Summary

For the twelve-month period ending March 31, 2022, the Osterweis Total Return Fund (the Fund) generated a total return of -3.41%, outperforming the Bloomberg U.S. Aggregate Bond Index (the index), which returned -4.15% over the same period.

Market Review

In the investment grade fixed income market, the past fiscal year featured a bullish first quarter, two uneventful middle quarters, and a decidedly bearish final quarter. The decline in sentiment was driven primarily by investors’ realization that inflation was more than just a transitory concern, which was reinforced by the Fed’s decision to raise rates and shrink its balance sheet. The central bank’s hawkish pivot triggered a broad selloff in the final fiscal quarter that impacted all investment grade sectors, including Treasuries, corporates, and mortgages.

Portfolio Review

During the first fiscal quarter, the Fund underperformed the index largely due to its lower duration profile. The Fund benefitted from favorable security selection and an overweight in corporate bonds. Mortgage market returns were mixed as the Fund incurred slight losses on its prepayment exposure in the CMO portion of the portfolio while recouping this return through owning lower coupon MBS.

During the second fiscal quarter, the Fund lagged the index due to interest rate hedges and underperformance of the agency MBS portfolio resulting from elevated prepayments. Some of this underperformance was offset by security selection in corporate bonds, asset backed securities, and TIPS.

During the third fiscal quarter, the Fund outperformed the index, primarily due to a strong December that saw interest rate hedges and security selection in corporates add substantially to the overall return. The mortgage portfolio continued to suffer from elevated prepayments, although these have abated some in the most recent months.

During the fourth fiscal quarter, the Fund outperformed the index primarily due to its lower duration profile. This was observed in our corporate exposure, as well as through our interest rate hedges across the portfolio. We believe the MBS portion of the portfolio will begin to benefit from declining prepayments, a byproduct of higher mortgage rates.

Outlook & Portfolio Positioning

In our view, until inflation is controlled, market volatility will persist. That said, valuations have widened to the point where certain assets appear to offer value, especially when something of a bottom is found in the Treasury market. Looking ahead, we believe MBS offer the best risk/reward in this market and we will likely increase the size of our position there while focusing on additions to the corporate portion of the portfolio in very short-dated instruments, including commercial paper.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Total Return Fund may invest fixed income securities which are subject to credit, default, extension, interest rate and prepayment risks. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in foreign and emerging market securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in municipal securities which are subject to the risk of default.

Total Return Fund | Fund Overview

Average Annual Total Returns
Periods Ended March 31, 2022

				Since Inception
	1 Yr.	3 Yr.	5 Yr.	(December 30, 2016)
Osterweis Total Return Fund	-3.41%	1.14%	2.00%	2.41%
Bloomberg U.S. Aggregate Bond Index	-4.15	1.69	2.14	2.20
Bloomberg U.S. Aggregate Bond 1-3 Year Index	-2.91	0.92	1.21	1.23
ICE BofA 3-Month Treasury Bill Index	0.06	0.81	1.13	1.10
Gross Expense Ratio as of 3/31/2021: 0.70% 1
[1]	As of most recent Prospectus dated June 30, 2021. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2022) (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Allocation (% of Net Assets) (Unaudited)

Top Ten Debt Holdings (% of Net Assets)
Federal National Mortgage Association
PoolFN FM6816, 2.500%	6.7%
Federal National Mortgage Association
PoolFN BT1250, 2.500%	6.1
Federal National Mortgage Association
PoolFN CA7747, 3.000%	5.7
Federal National Mortgage Association
PoolFN CB1279, 2.500%	3.0
United States Treasury Inflation
Indexed Bonds, 0.250%	2.9
United States Treasury Inflation
Indexed Bonds, 0.125%	2.9
United States Treasury Inflation
Indexed Bonds, 0.125%	2.2
United States Treasury Inflation
Indexed Bonds, 0.750%	1.4
CLI Funding VIII LLC, 1.640%	1.4
The Home Depot, Inc., 3.625%	1.3
Total	33.6%

Fund holdings are subject to change.

Total Return Fund | Schedule of Investments at March 31, 2022

Principal
Amount		Value
Bonds: 97.1%
Corporate Bonds: 28.3%

Air Freight & Logistics: 1.6%
	American Airlines 2019-1 Class B
	Pass Through Trust
$810,482	3.850%, 02/15/2028	$722,290
	British Airways 2021-1 Class A
	Pass Through Trust
1,893,737	2.900%, 03/15/2035	1,748,138
		2,470,428
Airlines: 1.6%
	Air Canada 2020-2 Class A
	Pass Through Trust
874,297	5.250%, 04/01/2029	905,053
	British Airways 2020-1 Class A
	Pass Through Trust
564,942	4.250%, 11/15/2032	566,844
	United Airlines 2020-1 Class A
	Pass Through Trust
875,071	5.875%, 10/15/2027	901,709
		2,373,606
Automobiles: 1.3%
	Ford Motor Credit Co LLC
1,000,000	2.700%, 08/10/2026	930,300
	General Motors Co.
1,000,000	6.125%, 10/01/2025	1,075,756
		2,006,056
Banks: 4.4%
	Banco Santander SA
200,000	4.175% (1 Year CMT Rate + 2.000%),
	03/24/2028 [1,10]	201,453
	Bank of America Corp.
1,000,000	4.250%, 10/22/2026	1,031,855
500,000	4.375% (5 Year CMT Rate + 2.760%),
	01/27/2027 [1,10]	471,250
	Barclays PLC
1,000,000	1.007% (1 Year CMT Rate + 0.800%),
	12/10/2024 [1,10]	961,268
	JP Morgan Chase & Co.
1,000,000	3.769% (3 Month LIBOR
	USD + 3.470%), 07/30/2022 [1]	1,000,007
	JPMorgan Chase & Co.
1,900,000	4.287% (3 Month LIBOR
	USD + 3.320%), 07/01/2022 [1]	1,900,000
	The PNC Financial Services Group, Inc.
1,000,000	3.995% (3 Month LIBOR
	USD + 3.678%), 08/01/2022 [1]	1,000,803
		6,566,636
Biotechnology: 0.7%
	Amgen, Inc.
1,000,000	3.000%, 02/22/2029	983,321

Capital Markets: 2.8%
	The Charles Schwab Corp.
500,000	5.000% (5 Year CMT Rate + 3.256%),
	06/01/2027 [1,10]	499,375
	Morgan Stanley
1,000,000	4.350%, 09/08/2026	1,035,416
1,000,000	2.484% (SOFR + 1.360%),
	09/16/2036 [1,10]	858,419
	OWL Rock Core Income Corp.
2,000,000	3.125%, 09/23/2026	1,812,353
		4,205,563
Diversified Financial Services: 1.9%
	Aviation Capital Group LLC
1,000,000	1.950%, 01/30/2026	921,478
	Berkshire Hathaway Finance Corp.
2,000,000	2.875%, 03/15/2032	1,941,750
		2,863,228
Electric Utilities: 1.9%
	Alabama Power Co.
1,000,000	3.050%, 03/15/2032	973,641
	Edison International
1,000,000	5.000% (5 Year CMT Rate + 3.901%),
	12/15/2026 [1,10]	941,000
	Southern California Edison Co.
1,000,000	0.975%, 08/01/2024	955,153
		2,869,794
Electronic Equipment, Instruments & Components: 0.6%
	TD SYNNEX Corp.
1,000,000	1.250%, 08/09/2024	951,728

Entertainment: 0.7%
	Magallanes, Inc.
1,000,000	3.638%, 03/15/2025	1,007,304

Equity Real Estate Investment Trusts – REITS: 0.6%
	Vornado Realty L.P.
1,000,000	2.150%, 06/01/2026	937,239

Hotels, Restaurants & Leisure: 1.3%
	Hyatt Hotels Corp.
1,000,000	1.330% (SOFR + 1.050%),
	10/01/2023 [1]	1,003,512
	Marriott International, Inc.
1,000,000	2.850%, 04/15/2031	914,325
		1,917,837

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount		Value
Insurance: 1.3%
	Metropolitan Life Global Funding I
$1,000,000	2.800%, 03/21/2025	$994,074
	SBL Holdings, Inc.
1,025,000	6.500% (5 Year CMT Rate + 5.620%),
	11/13/2026 [1,10]	937,875
		1,931,949
Oil, Gas & Consumable Fuels: 1.3%
	Enbridge, Inc.
1,000,000	2.500%, 08/01/2033	891,219
	Energy Transfer L.P.
1,000,000	6.500% (5 Year CMT Rate + 5.694%),
	11/15/2026 [1,10]	985,300
		1,876,519
Pharmaceuticals: 2.1%
	Allergan Finance LLC
1,220,000	3.250%, 10/01/2022	1,221,276
	Bristol-Myers Squibb Co.
1,000,000	3.550%, 03/15/2042	991,092
	GSK Consumer Healthcare
	Capital US LLC
1,000,000	4.000%, 03/24/2052	1,002,918
		3,215,286
Specialty Retail: 1.7%
	The Home Depot, Inc.
2,000,000	3.625%, 04/15/2052	1,992,314
	Lowe’s Cos, Inc.
500,000	4.250%, 04/01/2052	518,278
		2,510,592
Tobacco: 0.6%
	BAT Capital Corp.
1,000,000	4.390%, 08/15/2037	932,313

Trading Companies & Distributors: 1.2%
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust
1,000,000	3.850%, 10/29/2041	883,487
	Air Lease Corp.
1,000,000	4.125% (5 Year CMT Rate + 3.149%),
	12/15/2026 [1,10]	852,500
		1,735,987
Wireless Telecommunication Services: 0.7%
	Rogers Communications, Inc.
1,000,000	5.250% (5 Year CMT Rate + 3.590%),
	03/15/2082 [1,10]	981,906

Total Corporate Bonds
(Cost $43,849,239)		42,337,292

Asset Backed Securities: 17.4%
	Aaset 2021-2 Trust 2021-2
985,591	2.798%, 01/15/2047	910,323
	American Credit
	Acceptance Receivables
	Trust 2021-1
1,500,000	1.140%, 03/15/2027	1,440,650
	Trust 2021-2
1,000,000	0.970%, 07/13/2027	976,274
	Carvana Auto Receivables
	Trust 2021-N1
1,500,000	1.300%, 01/10/2028	1,476,871
	Carvana Auto Receivables
	Trust 2021-N2
1,000,000	1.270%, 03/10/2028	967,364
	CF Hippolyta LLC
	Series SORT 2020-1 B1
1,041,089	2.280%, 07/15/2060	983,906
	Series SORT 2021-1A B1
1,929,011	1.980%, 03/15/2061	1,779,272
	CLI Funding VIII LLC
2,229,702	1.640%, 02/18/2046	2,030,900
	Credit Acceptance Auto Loan
	Trust 2021-3
750,000	1.380%, 07/15/2030	711,745
	DT Auto Owner Trust 2021-1
500,000	0.840%, 10/15/2026	484,753
	FCI Funding 2021-1 LLC 2021-1
318,612	1.130%, 04/15/2033	315,482
	Flagship Credit Auto Trust 2020-4
500,000	1.280%, 02/16/2027	484,203
	Flagship Credit Auto Trust 2021-2
1,000,000	1.270%, 06/15/2027	950,898
	HERO Funding Trust 2021-1
722,647	2.240%, 09/20/2051	676,226
	MVW 2021-1W LLC
390,251	1.440%, 01/22/2041	368,923
	Navigator Aircraft ABS Ltd.
1,468,750	2.771%, 11/15/2046	1,357,629
	New Economy Assets Phase 1
	Sponsor LLC -1 B-1
	Series USRE 2021-1 B1
1,000,000	2.410%, 10/20/2061	945,856
	Nyctl 2021-A Trust
1,000,000	2.100%, 11/10/2034	991,063
	OnDeck Asset Securitization
	Trust III LLC
1,000,000	2.280%, 05/17/2027	944,237

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount		Value
Asset Backed Securities: 17.4% (Continued)
	Progress Residential 2021-SFR1
$500,000	1.555%, 04/17/2038	$447,895
	Santander Drive Auto Receivables
	Trust 2021-2
1,000,000	1.350%, 07/15/2027	958,587
	Stonepeak 2021-1 ABS 2021-1
920,209	2.301%, 02/28/2033	868,553
	Thrust Engine Leasing 2021 DAC
1,959,781	4.163%, 07/15/2040	1,838,204
	Triton Container Finance VIII LLC
1,830,000	1.860%, 03/20/2046	1,661,799
	Westlake Automobile Receivables
	Trust 2020-1
380,000	2.520%, 04/15/2025	381,058
	Westlake Automobile Receivables
	Trust 2020-3
87,000	1.240%, 11/17/2025	85,430
	Westlake Automobile Receivables
	Trust 2021-2
1,000,000	1.230%, 12/15/2026	950,428
		25,988,529
Total Asset Backed Securities
(Cost $27,526,915)		25,988,529

Commercial Mortgage-Backed Securities: 1.3%

	BX Commercial Mortgage
	Trust 2021-VOLT
	Series BX 2021-VOLT C
1,000,000	1.497% (1 Month LIBOR
	USD + 1.100%), 09/15/2036 [1]	961,571
	Life 2021-BMR Mortgage Trust
	Series LIFE 2021-BMR C
982,970	1.497% (1 Month LIBOR
	USD + 1.100%), 03/15/2038 [1]	951,512
		1,913,083
Total Commercial Mortgage-Backed Securities
(Cost $1,982,970)		1,913,083

Mortgage Backed Securities: 37.1%

	COLT 2021-2 Mortgage
	Loan Trust – 0: 0.6%
887,789	1.130%, 08/25/2066	824,774

	COLT Funding LLC: 0.2%
314,949	1.513%, 12/25/2064	308,631

	Federal Home Loan Mortgage
	Corporation REMICS: 2.6%
	Series FHR 2512 SI
272,849	7.103% (1 Month LIBOR
	USD + 7.500%), 04/15/2024 [1,2,8]	8,952
	Series FHR 4048 IK
2,248,868	3.000%, 05/15/2027 [2]	96,890
	Series FHR 4093 DS
4,690,935	5.903% (1 Month LIBOR
	USD + 6.300%), 08/15/2027 [1,2,8]	342,674
	Series FHR 4216 EI
2,636,065	3.000%, 06/15/2028 [2]	162,620
	Series FHR 4360 BI
1,247,193	2.500%, 11/15/2028 [2]	42,873
	Series FHR 4341 MI
1,269,145	4.000%, 11/15/2031 [2]	112,423
	Series FHR 4093 IB
1,560,213	4.000%, 08/15/2032 [2]	152,900
	Series FHR 4114 MI
1,952,451	3.500%, 10/15/2032 [2]	197,415
	Series FHR 4170 IU
2,952,094	3.000%, 02/15/2033 [2]	270,766
	Series FHR 3171 OJ
785,626	N/A%, 06/15/2036 [3,7]	668,586
	Series FHR 3824 LS
550,546	6.703% (1 Month LIBOR
	USD + 7.100%), 08/15/2036 [1,2,8]	101,548
	Series FHR 3236 KF
70,782	0.697% (1 Month LIBOR
	USD + 0.300%), 11/15/2036 [1]	70,684
	Series FHR 3339 JS
33,694	40.257% (1 Month LIBOR
	USD + 42.835%), 07/15/2037 [1,8]	60,197
	Series FHR 3380 FM
162,020	0.987% (1 Month LIBOR
	USD + 0.590%), 10/15/2037 [1]	163,967
	Series FHR 3721 FB
125,260	0.897% (1 Month LIBOR
	USD + 0.500%), 09/15/2040 [1]	126,138
	Series FHR 4105 LS
2,679,644	5.753% (1 Month LIBOR
	USD + 6.150%), 08/15/2041 [1,2,8]	215,417
	Series FHR 3933 QS
2,114,211	5.653% (1 Month LIBOR
	USD + 6.050%), 10/15/2041 [1,2,8]	328,272
	Series FHR 4340 US
1,180,479	6.203% (1 Month LIBOR
	USD + 6.600%), 05/15/2042 [1,2,8]	221,655
	Series FHR 4076 LF
167,305	0.697% (1 Month LIBOR
	USD + 0.300%), 07/15/2042 [1]	166,693
	Series FHR 4495 PI
231,271	4.000%, 09/15/2043 [2]	19,481

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount		Value
	Federal Home Loan Mortgage
	Corporation REMICS: 2.6%
	Series FHR 4313 CS
$2,294,502	5.653% (1 Month LIBOR
	USD + 6.050%), 03/15/2044 [1,2,8]	$346,499
	Series FHR 4911 IH
763,875	4.000%, 04/15/2049 [2]	56,459
		3,933,109
	Federal Home Loan Mortgage
	Corporation Strips: 0.2%
	Series FHS 288 IO
1,396,153	3.000%, 10/15/2027 [2]	77,516
	Series FHS 272 F2
229,455	0.947% (1 Month LIBOR
	USD + 0.550%), 08/15/2042 [1]	235,122
		312,638
	Federal National Mortgage
	Association Interest Strips: 0.4%
	Pool FNS 419 C1
3,025,932	2.500%, 09/25/2028 [2]	155,541
	Pool FNS 419 C2
3,672,849	3.000%, 05/25/2029 [2]	212,271
	Pool FNS 421 C4
1,436,185	4.500%, 01/25/2030 [2]	119,585
	Pool FNS 421 C3
104,931	4.000%, 07/25/2030 [2]	9,186
	Pool FNS 387 7
367,719	5.500%, 04/25/2038 [2]	95,669
		592,252
	Federal National Mortgage
	Association Pool: 23.7%
	FN AL2519
730,471	4.500%, 07/01/2040	778,138
	FN AS5460
691,858	3.500%, 07/01/2045	702,744
	FN AS6520
919,463	3.500%, 01/01/2046	932,090
	FN MA3101
811,972	4.500%, 08/01/2047	851,210
	FN CA7747
8,592,263	3.000%, 11/01/2050	8,484,093
	FN FM6816
10,392,828	2.500%, 04/01/2051	9,947,443
	FN BT1250
9,564,642	2.500%, 06/01/2051	9,168,698
	FN CB1279
4,732,381	2.500%, 08/01/2051	4,528,679
		35,393,095
	Federal National Mortgage
	Association REMICS: 4.5%
	Series FNR 1996-45 SI
145,014	6.793% (1 Month LIBOR
	USD + 7.250%), 02/25/2024 [1,2,8]	6,238
	Series FNR 1997-65 SI
481,807	7.559% (1 Month LIBOR
	USD + 8.000%), 09/17/2027 [1,2,8]	42,441
	Series FNR 2012-139 DI
3,552,054	3.000%, 12/25/2027 [2]	160,390
	Series FNR 2013-29 BI
4,248,164	2.500%, 04/25/2028 [2]	217,948
	Series FNR 2015-34 AI
738,892	4.500%, 06/25/2030 [2]	10,333
	Series FNR 2010-119 PS
2,605,990	6.243% (1 Month LIBOR
	USD + 6.700%), 09/25/2030 [1,2,8]	225,066
	Series FNR 2016-8 CI
6,093,607	3.000%, 03/25/2031 [2]	425,994
	Series FNR 2013-51 PI
2,133,801	3.000%, 11/25/2032 [2]	202,073
	Series FNR 2014-81 TI
390,968	4.500%, 12/25/2034 [2]	36,039
	Series FNR 2016-24 IB
4,503,536	3.500%, 05/25/2036 [2]	474,329
	Series FNR 2007-2 FT
203,927	0.707% (1 Month LIBOR
	USD + 0.250%), 02/25/2037 [1]	203,142
	Series FNR 2016-78 CS
2,808,514	5.643% (1 Month LIBOR
	USD + 6.100%), 05/25/2039 [1,2,8]	396,357
	Series FNR 2012-82 PS
1,896,034	5.643% (1 Month LIBOR
	USD + 6.100%), 08/25/2041 [1,2,8]	151,457
	Series FNR 2011-100 S
3,268,307	5.993% (1 Month LIBOR
	USD + 6.450%), 10/25/2041 [1,2,8]	527,220
	Series FNR 2012-15 SW
3,286,576	5.493% (1 Month LIBOR
	USD + 5.950%), 03/25/2042 [1,2,8]	517,949
	Series FNR 2012-79 FM
129,429	0.907% (1 Month LIBOR
	USD + 0.450%), 07/25/2042 [1]	130,272
	Series FNR 2012-128 ST
1,148,289	5.693% (1 Month LIBOR
	USD + 6.150%), 11/25/2042 [1,2,8]	255,092
	Series FNR 2013-22 TO
363,959	N/A%, 03/25/2043 [3,7]	280,661
	Series FNR 2013-20 QS
4,624,475	5.693% (1 Month LIBOR
	USD + 6.150%), 03/25/2043 [1,2,8]	807,072
	Series FNR 2014-37 PI
808,266	5.500%, 06/25/2044 [2]	98,453
	Series FNR 2014-50 WS
529,671	5.743% (1 Month LIBOR
	USD + 6.200%), 08/25/2044 [1,2,8]	66,072
	Series FNR 2016-83 BS
406,353	5.643% (1 Month LIBOR
	USD + 6.100%), 11/25/2046 [1,2,8]	67,345

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount		Value
	Federal National Mortgage
	Association REMICS: 4.5% (Continued)
	Series FNR 2018-51 IO
$558,281	6.500%, 07/25/2048 [2]	$83,094
	Series FNR 2019-41 SB
1,297,052	5.593% (1 Month LIBOR
	USD + 6.050%), 08/25/2049 [1,2,8]	207,067
	Series FNR 2020-88 QI
11,589,802	2.000%, 05/25/2050 [2]	1,169,884
		6,761,988
	Goldman Sachs Mortgage-Backed
	Securities Corp Trust: 0.4%
	Series GSMBS 2020-PJ4 A2
552,938	3.000%, 01/25/2051	542,702

	Government National Mortgage
	Association: 0.9%
	Series GNR 2014-74 GI
172,363	4.000%, 05/16/2029 [2]	6,842
	Series GNR 2010-47 BX
295,956	6.119% (1 Month LIBOR
	USD + 6.550%), 08/16/2034 [1,2,8]	23,332
	Series GNR 2011-61 WS
3,302,517	6.021% (1 Month LIBOR
	USD + 6.470%), 02/20/2038 [1,2,8]	333,411
	Series GNR 2010-6 FG
120,475	1.031% (1 Month LIBOR
	USD + 0.600%), 01/16/2040 [1]	121,860
	Series GNR 2016-31 CS
3,969,618	5.801% (1 Month LIBOR
	USD + 6.250%), 07/20/2044 [1,2,8]	701,734
	Series GNR 2016-112 WI
5,007,197	0.987%, 03/20/2045 [2]	79,813
		1,266,992
	JP Morgan Mortgage Trust: 0.4%
	Series JPMMT 2014-IVR3 3A1
287,077	2.505%, 09/25/2044	287,975
	Series JPMMT 2020-7 A3
372,924	3.000%, 01/25/2051	365,088
		653,063
	RCKT Mortgage Trust 2021-6 – 0: 1.2%
	Series RCKT 2021-6 A1
1,952,287	2.500%, 12/25/2051	1,819,799

	Verus Securitization Trust 2021-4 – 0: 0.5%
810,853	1.247%, 07/25/2066	766,180

	Verus Securitization Trust 2021-R3 – 0: 0.3%
516,070	1.380%, 04/25/2064	499,534

	Wells Fargo Mortgage Backed
	Securities Trust: 0.5%
	Series WFMBS 2019-4 A17
69,017	3.500%, 09/25/2049	68,680
	Series WFMBS 2020-3 A3
195,684	3.000%, 06/25/2050	196,185
	Series WFMBS 2020-4 A1
483,698	3.000%, 07/25/2050	468,988
		733,853
	ZH Trust 2021-1 – 0: 0.7%
1,000,000	2.253%, 02/18/2027	992,960

Total Mortgage Backed Securities
(Cost $61,259,136)		55,401,570

United States Government Securities: 13.0%

	United States Treasury Inflation
	Indexed Bonds
4,154,535	0.250%, 01/15/2025	4,365,109
4,115,480	0.125%, 10/15/2026	4,332,952
3,042,690	0.125%, 01/15/2032	3,258,781
1,790,895	0.750%, 02/15/2045	2,084,311
1,640,340	0.250%, 02/15/2050	1,754,494
1,619,820	0.125%, 02/15/2051	1,690,847
	United States Treasury Bonds
2,000,000	2.500%, 02/15/2045	1,954,609
		19,441,103
Total United States Government Securities
(Cost $19,728,176)		19,441,103

Total Bonds
(Cost $154,346,436)		145,081,577
The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2022 (Continued)

Principal
Amount	Value
Short-Term Investments: 2.5%
Commercial Papers: 1.3%
AT&T, Inc.
$2,000,000	0.803%, 07/12/2022	$1,992,052

Total Commercial Papers
(Cost $1,995,467)	1,992,052

United States Government Securities: 0.7%

United States Treasury Bills
1,000,000	0.213%, 11/03/2022 [5,9]	994,019

Total United States Government Securities
(Cost $998,725)	994,019

Shares
Money Market Funds: 0.5%

808,335	Morgan Stanley Institutional
Liquidity Funds – Treasury Securities
Portfolio, 0.180% [4]	808,335

Total Money Market Funds
(Cost $808,335)	808,335

Total Short-Term Investments
(Cost $3,802,527)	3,794,406

Total Investments in Securities: 99.6%
(Cost $158,148,963)	148,875,983
Other Assets in Excess of Liabilities: 0.4%	671,605
Total Net Assets: 100.0%	$149,547,588

CBT – Chicago Board of Trades
CMT – Constant Maturity Treasury Rate
LIBOR – London Interbank Offered Rate
SOFR – Secured Overnight Financing Rate
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on March 31, 2022.
[2]	Interest only security.
[3]	Principal only security.
[4]	Annualized seven-day effective yield as of March 31, 2022.
[5]	Rate represents the yield to maturity from purchase price.
[6]	Perpetual call date security. Date shown is next call date.
[7]	Zero coupon security.
[8]	Inverse floating rate security. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a ceiling or floor.
[9]
The security or a portion of the security has been deposited as initial margin on open futures contracts and another portion is designated as collateral for futures contracts. As of March 31, 2022, the value of securities designated as collateral was $304,205, or 0.2% of net assets.

[10]	Fixed-to-variable or fixed-to float bond; rate shown is the rate in effect on March 31, 2022.

Schedule of Futures Contracts at March 31, 2022

The Osterweis Total Return Fund (the “Fund”) had the following futures contracts outstanding with Credit Suisse.

Short Futures			Unrealized
Contracts	Number of	Notional	Appreciation	Notional
Outstanding	Contracts	Amount	(Depreciation)	Value
US Ultra Bond
CBT (06/2022)	(7)	$(1,241,406)	$1,531	$(1,239,875)
US Long Bond
CBT (06/2022)	(14)	(2,103,938)	3,063	(2,100,875)
US 10 Year
Note CBT (06/2022)
	(29)	(3,566,844)	3,469	(3,563,375)
US 10 Ultra
Long Bond
Future (06/2022)
	(50)	(6,775,875)	2,438	(6,773,437)
US 2 Year
Note CBT (06/2022)
	(73)	(15,488,179)	17,882	(15,470,297)
US 5 Year
Note CBT (06/2022)
	(162)	(18,614,342)	34,968	(18,579,374)
		$(47,790,584)	$63,351	$(47,727,233)

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at March 31, 2022

			Growth &	Emerging
	Osterweis	Strategic	Income	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
ASSETS
Investments in unaffiliated securities, at value
(cost $117,797,912, $5,315,557,178, $128,780,711,
$189,354,641, and $158,148,963, respectively)	$177,006,342	$5,253,951,108	$169,173,584	$193,914,242	$148,875,983
Investments in affiliated securities, at value
(cost $—, $49,000,000, $1,000,000, $—,
and $—, respectively)	—	56,471,128	1,152,472	—	—
Cash	—	256,498	—	—	—
Receivables:
Investment securities sold	—	—	—	992,758	10,392,913
Fund shares sold	14,360	9,955,288	5,849	435,130	3,277
Dividends and interest	119,575	78,058,942	931,428	59,114	656,610
Return of capital	—	—	—	44,240	—
Variation margin	—	—	—	—	63,351
Prepaid expenses	12,410	73,691	13,873	17,223	16,204
Total assets	177,152,687	5,398,766,655	171,277,206	195,462,707	160,008,338

LIABILITIES
Payables:
Investment securities purchased	—	265,078	—	980,602	10,009,766
Fund shares redeemed	1,071	4,000,282	63,640	91,518	87,681
Distributions to shareholders	—	—	—	—	113,281
Investment advisory fees, net	119,322	3,246,793	107,646	138,995	58,037
Variation margin Payable	—	—	—	—	107,347
Administration fees	11,897	265,847	11,595	14,986	11,713
Custody fees	1,446	42,500	1,580	2,414	3,233
Fund accounting fees	6,043	182,300	9,878	8,093	12,686
Transfer agent fees	9,713	578,281	7,837	21,162	21,893
Trustee fees	4,914	24,300	4,884	5,076	4,811
Audit fees	27,600	27,600	25,050	22,500	22,500
Chief Compliance Officer fees	2,750	2,750	2,750	2,750	2,750
Other accrued expenses	6,241	69,108	5,813	9,628	5,052
Total Liabilities	190,997	8,704,839	240,673	1,297,724	10,460,750
NET ASSETS	$176,961,690	$5,390,061,816	$171,036,533	$194,164,983	$149,547,588

COMPUTATION OF NET ASSETS:
Net assets value (unlimited shares authorized):	$176,961,690	$5,390,061,816	$171,036,533	$194,164,983	$149,547,588
Shares (unlimited number of shares
authorized without par value)	8,693,052	483,570,155	9,559,862	13,825,064	15,341,982
Net assets value, offering, and
redemption price per share	$20.36	$11.15	$17.89	$14.04	$9.75

COMPONENTS OF NET ASSETS:
Paid-in capital	$108,014,199	$5,855,037,669	$120,980,150	$204,320,945	$158,864,954
Total distributable (accumulated) earnings (losses)	68,947,491	(464,975,853)	50,056,383	(10,155,962)	(9,317,366)
Net assets	$176,961,690	$5,390,061,816	$171,036,533	$194,164,983	$149,547,588

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Year Ended March 31, 2022

			Growth &	Emerging
	Osterweis	Strategic	Income	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated investments	$1,593,153	$21,050,119	$1,656,720	$282,093	$—
(net of $6,668, $—, $17,972, $6,074,
and $—, respectively, in foreign
withholding taxes and issuance fees)
Dividends from affiliated investments	—	3,736,252	76,252	—	—
Interest	925	245,615,528	2,377,548	2,111	2,284,583
Other income	—	44,242	464	501	247
Total investment income	1,594,078	270,446,141	4,110,984	284,705	2,284,830

EXPENSES
Investment advisory fees	1,470,463	38,732,183	1,379,637	2,382,278	827,660
Administration fees	47,524	1,056,131	46,278	61,976	49,841
Fund accounting fees	24,129	724,146	39,599	33,715	52,395
Sub-transfer agent fees	48,820	4,155,643	27,913	137,397	107,430
Transfer agent fees	29,701	436,625	26,757	30,532	26,803
Audit fees	28,100	28,100	25,500	22,900	22,900
Registration fees	20,765	86,552	35,983	27,405	29,794
Trustee fees	22,669	113,318	22,498	23,684	22,531
Miscellaneous expense	7,930	66,788	7,762	10,363	8,049
Custody fees	9,576	271,857	10,223	16,135	17,312
Chief Compliance Officer fees	10,889	10,889	10,889	10,889	10,889
Legal fees	10,139	8,182	9,139	9,139	9,139
Reports to shareholders	4,707	132,953	4,045	12,788	5,400
Insurance expense	5,266	27,290	5,640	6,075	5,423
Interest expense	—	—	—	—	18
Futures commissions merchant interest expense	—	—	—	—	501
Total expenses	1,740,678	45,850,657	1,651,863	2,785,276	1,196,085
Fees recoupled by the Adviser	63,618	—	—	—	—
Fees waived by the Adviser	81,223	—	—	(164,768)	—
Net expenses	1,723,073	45,850,657	1,651,863	2,620,508	1,196,085
Net investment income (loss)	(128,995)	224,595,484	2,459,121	(2,335,803)	1,088,745

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	21,894,242	108,256,664	15,099,827	4,005,086	277,737
Affiliated investments	—	—	—	—	—
Futures contracts	—	—	—	—	434,470
Change in net unrealized appreciation/depreciation on:
Investments	(12,303,567)	(225,910,564)	(5,743,024)	(36,387,907)	(6,603,393)
Affiliated investments	—	(3,017,808)	(61,588)	—	—
Futures contracts	—	—	—	—	(517,275)
Net realized and unrealized
gain (loss) on investments	9,590,675	(120,671,708)	9,295,215	(32,382,821)	(6,408,461)
Net increase (decrease) in net assets
resulting from operations	$9,461,680	$103,923,776	$11,754,336	$(34,718,624)	$(5,319,716)

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(128,995)	$235,939
Net realized gain (loss) on investments and distributions	21,894,242	10,562,854
Change in net unrealized appreciation/depreciation of investments	(12,303,567)	47,172,471
Net increase (decrease) in net assets resulting from operations	9,461,680	57,971,264

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(17,968,550)	(8,185,457)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	16,556,412	8,282,947
Total increase (decrease) in net assets	8,049,542	58,068,754

NET ASSETS
Beginning of year	168,912,148	110,843,394
End of year	$176,961,690	$168,912,148

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Value	Shares	Value
Shares sold	430,612	$9,412,570	769,170	$14,870,833
Shares issued in reinvestment of distributions	790,930	17,107,842	387,691	7,780,949
Shares redeemed	(444,825)	(9,964,000)	(789,699)	(14,368,835)
Net increase (decrease)	776,717	$16,556,412	367,162	$8,282,947

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$224,595,484	$189,505,785
Net realized gain (loss) on investments and distributions	108,256,664	(1,263,626)
Change in unrealized appreciation/depreciation on investments	(225,910,564)	570,798,110
Change in unrealized appreciation/depreciation on affiliated investments	(3,017,808)	—
Net increase (decrease) in net assets resulting from operations	103,923,776	759,040,269

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(221,810,712)	(188,057,162)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	304,059,065	637,300,676
Total increase (decrease) in net assets	186,172,129	1,208,283,783

NET ASSETS
Beginning of year	5,203,889,687	3,995,605,904
End of year	$5,390,061,816	$5,203,889,687

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Value	Shares	Value
Shares sold	128,821,112	$1,479,116,650	135,832,063	$1,491,508,830
Shares issued in reinvestment of distributions	17,180,037	195,883,020	14,755,280	162,788,234
Shares redeemed	(119,966,375)	(1,370,940,605)	(93,945,451)	(1,016,996,388)
Net increase (decrease)	26,034,774	$304,059,065	56,641,892	$637,300,676

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$2,459,121	$1,931,183
Net realized gain (loss) on investments and distributions	15,099,827	8,741,907
Change in net unrealized appreciation/depreciation of investments	(5,743,024)	35,737,880
Change in unrealized appreciation/depreciation on affiliated investments	(61,588)	—
Net increase (decrease) in net assets resulting from operations	11,754,336	46,410,970

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(13,234,956)	(5,020,422)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	15,240,238	5,882,656
Total increase (decrease) in net assets	13,759,618	47,273,204

NET ASSETS
Beginning of year	157,276,915	110,003,711
End of year	$171,036,533	$157,276,915

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Value	Shares	Value
Shares sold	716,232	$13,419,001	753,175	$12,702,042
Shares issued in reinvestment of distributions	620,144	11,514,975	216,644	3,665,617
Shares redeemed	(523,566)	(9,693,738)	(672,361)	(10,485,003)
Net increase (decrease)	812,810	$15,240,238	297,458	$5,882,656

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(2,335,803)	$(1,665,148)
Net realized gain (loss) on investments and distributions	4,005,086	57,176,496
Change in unrealized appreciation/depreciation on investments	(36,387,907)	42,588,285
Net increase (decrease) in net assets resulting from operations	(34,718,624)	98,099,633

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(44,290,126)	(20,661,011)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	41,458,646	64,056,767
Total increase (decrease) in net assets	(37,550,104)	141,495,389

NET ASSETS
Beginning of year	231,715,087	90,219,698
End of year	$194,164,983	$231,715,087

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Value	Shares	Value
Shares sold	3,850,297	$70,459,601	4,651,315	$88,828,433
Shares issued in reinvestment of distributions	1,876,104	31,143,309	642,334	12,782,445
Shares redeemed	(3,492,979)	(60,144,264)	(2,313,252)	(37,554,111)
Net increase (decrease)	2,233,422	$41,458,646	2,980,397	$64,056,767

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$1,088,745	$2,271,509
Net realized gain (loss) on investments and futures contracts	712,207	6,194,247
Change in net unrealized appreciation/depreciation on investments and futures contracts	(7,120,668)	(1,504,719)
Net increase (decrease) in net assets resulting from operations	(5,319,716)	6,961,037

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,464,552)	(6,398,924)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	(53,748,786)	51,265,652
Total increase (decrease) in net assets	(60,533,054)	51,827,765

NET ASSETS
Beginning of year	210,080,642	158,252,877
End of year	$149,547,588	$210,080,642

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Value	Shares	Value
Shares sold	3,083,695	$31,326,779	9,805,224	$101,532,320
Shares issued in reinvestment of distributions	82,646	834,741	376,805	3,914,132
Shares redeemed	(8,455,572)	(85,910,306)	(5,258,112)	(54,180,800)
Net increase (decrease)	(5,289,231)	$(53,748,786)	4,923,917	$51,265,652

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.34	$14.68	$16.25	$19.15	$26.07

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.02)	0.03	0.04	0.08	0.09
Net realized and unrealized gain (loss) on investments	1.33	7.75	(0.31)	1.24	1.67
Total from investment operations	1.31	7.78	(0.27)	1.32	1.76

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.10)	(0.07)	(0.76)	(1.49)
From net realized gain	(2.10)	(1.02)	(1.23)	(3.46)	(7.19)
Total distributions	(2.29)	(1.12)	(1.30)	(4.22)	(8.68)
Net asset value, end of year	$20.36	$21.34	$14.68	$16.25	$19.15
Total return	5.49%	53.48%	(2.88)%	9.86%	5.94%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$177.0	$168.9	$110.8	$128.5	$161.8
Portfolio turnover rate	38%	37%	35%	43%	47%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.96%	1.19%	1.19%	1.17%	1.14%
After fees/expenses waived or recouped	0.95%	0.95%	0.95%	0.95%	1.12%[2]

RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.08)%	(0.08)%	(0.02)%	0.21%	0.36%
After fees/expenses waived or recouped	(0.07)%	0.16%	0.22%	0.43%	0.38%[2]

[1]	Calculated based on average shares outstanding during the period.
[2]
Effective January 1, 2018 the Adviser agreed to contractually limit expenses for the Fund to not exceed 0.95% of average net assets. Prior to January 1, 2018, Fund expenses were not subject to an expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$11.37	$9.97	$11.05	$11.27	$11.26

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.47	0.45	0.47	0.50	0.51
Net realized and unrealized gain (loss) on investments	(0.22)	1.40	(1.06)	(0.21)	0.00 [2]
Total from investment operations	0.25	1.85	(0.59)	0.29	0.51

LESS DISTRIBUTIONS:
From net investment income	(0.47)	(0.45)	(0.49)	(0.51)	(0.50)
Total distributions	(0.47)	(0.45)	(0.49)	(0.51)	(0.50)
Net asset value, end of year	$11.15	$11.37	$9.97	$11.05	$11.27
Total return	2.13%	18.73%	(5.63)%	2.67%	4.64%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$5,390.1	$5,203.9	$3,995.6	$5,541.4	$6,058.0
Portfolio turnover rate	49%	60%	40%	46%	53%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.84%	0.86%	0.86%	0.84%	0.84%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	4.10%	4.14%	4.32%	4.52%	4.49%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Growth & Income Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.98	$13.02	$14.30	$14.87	$14.77

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.27	0.23	0.23	0.28	0.39
Net realized and unrealized gain (loss) on investments	1.10	5.35	(0.96)	0.44	0.49 [2]
Total from investment operations	1.37	5.58	(0.73)	0.72	0.88

LESS DISTRIBUTIONS:
From net investment income	(0.54)	(0.11)	(0.18)	(0.37)	(0.50)
From net realized gain	(0.92)	(0.51)	(0.37)	(0.92)	(0.28)
Total distributions	(1.46)	(0.62)	(0.55)	(1.29)	(0.78)
Net asset value, end of year	$17.89	$17.98	$13.02	$14.30	$14.87
Total return	7.46%	43.15%	(5.67)%	5.69%	5.86%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$171.0	$157.3	$110.0	$131.7	$178.9
Portfolio turnover rate	34%	51%	51%	47%	55%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.97%	1.19%	1.20%	1.19%	1.15%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	1.44%	1.44%	1.57%	1.91%	2.56%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.99	$10.48	$12.06	$11.73	$10.62

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.19)	(0.18)	(0.10)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	(2.08)	11.81	(0.70)	1.25	3.26
Total from investment operations	(2.27)	11.63	(0.80)	1.14	3.14

LESS DISTRIBUTIONS:
From net realized gain	(3.68)	(2.12)	(0.78)	(0.81)	(2.03)
Total distributions	(3.68)	(2.12)	(0.78)	(0.81)	(2.03)
Net asset value, end of year	$14.04	$19.99	$10.48	$12.06	$11.73
Total return	(14.14)%	111.27%	(7.60)%	11.12%	31.21%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$194.2	$231.7	$90.2	$97.0	$63.4
Portfolio turnover rate	133%	111%	213%	215%	208%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.17%	1.19%	1.24%	1.22%	1.29%
After fees/expenses waived or recouped	1.10%	1.10%	1.13%[3]	1.25%[2]	1.27%[2]

RATIOS OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(1.05)%	(1.08)%	(0.88)%	(0.88)%	(1.04)%
After fees/expenses waived or recouped	(0.98)%	(0.99)%	(0.77)%[3]	(0.91)%[2]	(1.02)%[2]

[1]	Calculated based on average shares outstanding during the period.
[2]
Effective June 30, 2017 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.25% of average net assets. Prior to June 30, 2017, Fund expenses were limited to 1.50% of average net assets.

[3]
Effective June 30, 2019 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.10% of average net assets. Prior to June 30, 2017, Fund expenses were limited to 1.25% of average net assets.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.18	$10.08	$10.14	$9.93	$10.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.06	0.12	0.26	0.33	0.35
Net realized and unrealized gain (loss) on investments	(0.40)	0.31	0.01	0.23	(0.26)
Total from investment operations	(0.34)	0.43	0.27	0.56	0.09

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.14)	(0.28)	(0.34)	(0.35)
From net realized gain	(0.01)	(0.19)	(0.05)	(0.01)	(0.04)
Total distributions	(0.09)	(0.33)	(0.33)	(0.35)	(0.39)
Net asset value, end of year	$9.75	$10.18	$10.08	$10.14	$9.93
Total return	(3.41)%	4.25%	2.74%	5.78%	0.89%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$149.5	$210.1	$158.3	$106.6	$102.2
Portfolio turnover rate	311%	616%	214%	163%	138%
Portfolio turnover rate excluding
to-be-announced (“TBA”) transactions [2]	203%	—%	—%	—%	—%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.65%	0.65%	0.66%	0.67%	0.70%
After fees/expenses waived or recouped	0.65%	0.65%	0.66%	0.67%	0.75%

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.59%	1.18%	2.51%	3.27%	3.47%
After fees/expenses waived or recouped	0.59%	1.18%	2.51%	3.26%	3.42%
[1]	Calculated based on average shares outstanding during the period.
[2]	See Note (1.D.) and (1.E.) regarding TBA transactions and mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2022

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.” The Funds commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, November 30, 2016 and December 30, 2016, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Growth & Income Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Emerging Opportunity Fund is to attain long-term capital appreciation. The investment objective of the Osterweis Total Return Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation. Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC may be referred to individually or collectively as the “Adviser” or “Advisers” throughout this report.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Futures contracts are priced by an approved independent pricing service. Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Osterweis Funds | Notes to Financial Statements at March 31, 2022 (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of March 31, 2022:

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$164,108,365	$—	$—	$164,108,365
Short-Term Investments	12,897,977	—	—	12,897,977
Total Assets:	$177,006,342	$—	$—	$177,006,342

[1] See Schedule of Investments for industry breakouts.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1,2]	$—	$—	$153,957,917	$153,957,917
Convertible Preferred Stocks [1,2]	10,887,800	10,456,965	56,471,128	77,815,893
Corporate Bonds [1,2]	—	3,971,707,211	13,002,248	3,984,709,459
Convertible Bonds [1]	—	359,629,157	—	359,629,157
Private Mortgage Backed Obligations [1,2]	—	—	15,204,037	15,204,037
Warrants [1,2]	—	—	514,300	514,300
Short-Term Investments	382,474,113	336,117,360	—	718,591,473
Total Assets:	$393,361,913	$4,677,910,693	$239,149,630	$5,310,422,236

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at March 31, 2022 (Continued)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

				Private
		Convertible		Mortgage
	Common	Preferred	Corporate	Backed
	Stocks	Stocks	Bonds	Obligations	Warrants	Total
Balance as of March 31, 2021	$134,303,605	$—	$14,343,157	$16,913,269	$848,561	$166,408,592
Acquisitions	—	—	—	—	—	—
Dispositions	(75,759,692)	—	(1,340,909)	—	—	(77,100,601)
Accrued discounts/premiums	—	—	58,813	—	—	58,813
Realized gain (loss)	35,962,740	—	—	—	—	35,962,740
Change in unrealized
appreciation/depreciation	59,451,264	(223,489)	(58,813)	(1,709,232)	(334,261)	57,125,469
Transfer in and/or out of Level 3 [1]	—	56,694,617	—	—	—	56,694,617
Balance as of March 31, 2022	$153,957,917	$56,471,128	$13,002,248	$15,204,037	$514,300	$239,149,630
Change in unrealized
appreciation/depreciation
for Level 3 investments
held at March 31, 2022	$59,451,264	$(223,489)	$(58,813)	$(1,709,232)	$(334,261)	$57,125,469

[1]	Transfers out of Level 2 and into Level 3 are due to the security not being priced by a third party.

	Fair Value
Type of Security	at 3/31/22	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Market Comparable	Discount Rate,
		Approach	EBITDA Multiple	3.0%/5.5x
		Broker Quotes	Market Data	$23.8125
	$153,957,917	Estimated Proceeds	Market Data	$0.0007514
Convertible		Convertible
Preferred Stocks	$56,471,128	Valuation Model	Adjustment to yield	200 bps
Corporate Bonds	$13,002,248	Issue Price	Market Data	$100.00
Private Mortgage
Backed Obligations	$15,204,037	Discounted Cash Flow	Adjustment to yield	344 bps
Warrants	$514,300	Black Scholes	Volatility	45%

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

Osterweis Growth & Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1,2]	$116,144,853	$—	$1,058,331	$117,203,184
Convertible Preferred Stocks [1,2]	222,200	360,585	1,152,472	1,735,257
Corporate Bonds [1,2]	—	36,950,821	220,377	37,171,198
Convertible Bonds [1]	—	6,848,501	—	6,848,501
Private Mortgage Backed Obligations [1,2]	—	—	447,608	447,608
United States Government Securities	—	4,770,478	—	4,770,478
Warrants [1,2]	—	—	2,810	2,810
Short-Term Investments	2,147,020	—	—	2,147,020
Total Assets:	$118,514,073	$48,930,385	$2,881,598	$170,326,056

[1]	See Schedule of Investments for industry breakouts.
[2]	See Schedule of Investments for disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at March 31, 2022 (Continued)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

				Private
		Convertible		Mortgage
	Common	Preferred	Corporate	Backed
	Stocks	Stocks	Bonds	Obligations	Warrants	Total
Balance as of March 31, 2021	$898,707	$—	$243,104	$497,928	$4,637	$1,644,376
Acquisitions	—	—	—	—	—	—
Dispositions	(244,529)	—	(22,727)	—	—	(267,256)
Accrued discounts/premiums	—	—	869	—	—	869
Realized gain (loss)	121,154	—	—	—	—	121,154
Change in unrealized
appreciation/depreciation	282,999	(4,561)	(869)	(50,320)	(1,827)	225,422
Transfer in and/or out of Level 3 [1]	—	1,157,033	—	—	—	1,157,033
Balance as of March 31, 2022	$1,058,331	$1,152,472	$220,377	$447,608	$2,810	$2,881,598
Change in unrealized
appreciation/depreciation
for Level 3 investments
held at March 31, 2022	$282,999	$(4,561)	$(869)	$(50,320)	$(1,827)	$225,422

[1]	Transfers out of Level 2 and into Level 3 are due to the security not being priced by a third party.

	Fair Value
Type of Security	at 3/31/22	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Market Comparable	Discount Rate,
		Approach	EBITDA Multiple	3.0%/5.5x
		Broker Quotes	Market Data	$23.8125
	$1,058,331	Estimated Proceeds	Market Data	$0.0007514
Convertible		Convertible
Preferred Stocks	$1,152,472	Valuation Model	Adjustment to yield	200 bps
Corporate Bonds	$220,377	Issue Price	Market Data	$100.00
Private Mortgage
Backed Obligations	$447,608	Discounted Cash Flow	Adjustment to yield	344 bps
Warrants	$2,810	Black Scholes	Volatility	45%

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

Osterweis Emerging
Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$171,517,661	$—	$—	$171,517,661
Short-Term Investments	22,396,581	—	—	22,396,581
Total Assets:	$193,914,242	$—	$—	$193,914,242

[1]	See Schedule of Investments for industry breakouts.

Osterweis Funds | Notes to Financial Statements at March 31, 2022 (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

Osterweis Total Return Fund	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds [1]	$—	$42,337,292	$—	$42,337,292
Asset Backed Securities	—	25,988,529	—	25,988,529
Commercial
Mortgage-Backed Securities	—	1,913,083	—	1,913,083
Mortgage Backed Securities	—	55,401,570	—	55,401,570
United States Government Securities	—	19,441,103	—	19,441,103
Short-Term Investments	808,335	2,986,071	—	3,794,406
Total Assets:	$808,335	$148,067,648	$—	$148,875,983
Other Financial Instruments [2]:
Interest Rate Contracts – Futures	63,351	—	—	63,351
Total Other Financial Instruments	$63,351	$—	$—	$63,351

[1]	See Schedule of Investments for industry breakouts.
[2]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the unrealized appreciation/(depreciation) on the investment.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Osterweis Total Return Fund’s average notional value of futures contracts outstanding during the year ended March 31, 2022, was $51,362,818. The following tables show the effects of derivative instruments on the financial statements.

Statements of Assets and Liabilities

Fair values of derivative instruments as of March 31, 2022:

Osterweis Total Return Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2022		March 31, 2022
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
Interest Rate	Variation		Variation
Contracts — Futures	margin receivable	$63,351	margin payable	$107,347

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2022:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain (Loss)	Realized Gain	Appreciation/Depreciation
	on Derivatives	(Loss) on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
Interest Rate	Realized and Unrealized
Contracts — Futures	Gain (Loss) on Investments	$434,470	$(517,275)

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund and Osterweis Emerging Opportunity Fund did not have derivatives activity during the year ended March 31, 2022.

Osterweis Funds | Notes to Financial Statements at March 31, 2022 (Continued)

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Osterweis Total Return Fund had futures contracts activity during the year ended March 31, 2022. Realized and unrealized gains and losses are included in the Statements of Operations. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund and Osterweis Emerging Opportunity Fund did not have futures contracts activity during the year ended March 31, 2022.

D.
To-be-announced (“TBA”) Commitments. Each Fund may enter into TBA purchase commitments. In a TBA transaction, the TBA unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which can be 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. The Funds may enter into TBA sale commitments to hedge their portfolio positions or to sell securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered. Transactions in TBAs are accounted for

Osterweis Funds | Notes to Financial Statements at March 31, 2022 (Continued)

as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The Osterweis Total Return Fund had TBAs during the year ended March 31, 2022. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund and Osterweis Emerging Opportunity Fund did not have TBA’s during the year ended March 31, 2022.

Statements of Assets and Liabilities

Fair values of TBA commitments as of March 31, 2022:

Osterweis Total Return Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2022		March 31, 2022
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
TBA	Receivable for investment		Payable for investment
Commitments	securities sold	$9,884,375	securities purchased	$10,009,766

Statements of Operations

The effect of TBA commitments on the Statements of Operations for the year ended March 31, 2022:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain	Realized Gain	Appreciation/Depreciation on
	(Loss) on Derivatives	(Loss) on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
TBA	Realized and Unrealized Gain
Commitments	(Loss) on Investments	$544,141	$ —

E.
Mortgage Dollar Rolls. The Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

Osterweis Funds | Notes to Financial Statements at March 31, 2022 (Continued)

As of the most recent fiscal year ended March 31, 2022, there were $461,086 of late-year losses and $11,811,121 of post-October losses for Emerging Opportunity Fund.  There were no late-year or post-October losses for the Osterweis Fund, Strategic Income Fund, Growth & Income Fund and Total Return Fund.

As of the most recent fiscal year end March 31, 2022, the Funds had the following capital loss carryovers available for federal income tax purposes:

	Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	—	(420,286,763)
Osterweis Growth & Income Fund	—	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	(45,689)	—

As of March 31, 2022, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of March 31, 2022, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

G.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

H.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund and Osterweis Emerging Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund and Osterweis Growth & Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Total Return Fund normally are declared and paid on a monthly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

I.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

K.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program that requires, among other things, that the Funds limit their illiquid investments that

Osterweis Funds | Notes to Financial Statements at March 31, 2022 (Continued)

are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

M.
Offsetting Agreements. The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of March 31, 2022:

Osterweis Total Return Fund

		Gross Amounts	Net Amounts		Cash
		Offset in the	Presented in		Collateral
	Gross	Statements of	the Statements of	Financial	Pledged	Net
Description	Amounts	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Assets
Interest Rate
Contracts – Futures [1]	$63,351	$63,351	$—	$—	$—	$—
TBA Commitments [2]	9,884,375	9,884,375	—	—	—	—

Liabilities
Interest Rate
Contracts – Futures [1]	107,347	107,347	43,996	—	—	43,996
TBA Commitments [2]	10,009,766	10,009,766	125,391	—	—	125,391

[1] Counterparty is Credit Suisse
[2] Counterparty is Wells Fargo

N.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statements of Assets and Liabilities. Interest income earned on restricted cash is recorded in other income on the Statements of Operations.

O.
Recently Issued Accounting Pronouncements. In March 2020, the FASB issued Accounting Standards Update 2020- 04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently evaluating the impact, if any, of this provision.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These

Osterweis Funds | Notes to Financial Statements at March 31, 2022 (Continued)

regulatory changes may limit the Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. The Fund is currently assessing the potential impact of the new rule on the Fund’s financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. The Fund is currently evaluating the impact, if any, of applying this provision.

P.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2021, the following adjustments were made:

	Distributable (Accumulated)
	Earnings (Losses)	Paid-In Capital
Osterweis Fund	$(385,211)	$385,211
Osterweis Strategic Income Fund	—	—
Osterweis Growth & Income Fund	(345,450)	345,450
Osterweis Emerging Opportunity Fund	(2,890,101)	2,890,101
Osterweis Total Return Fund	—	—

The permanent differences are primarily due to net operating losses and equalization.

Q.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

Note 3 – Commitments and Other Related Party Transactions

The Advisers provide the Funds with investment management services under separate Investment Advisory Agreements (the “Advisory Agreements”). Under the Advisory Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.75%. Prior to June 30, 2021, Osterweis Fund was entitled to a monthly fee at the annual rate of 1.00% of the average daily net assets up to $250 million and 0.75% of the average daily net assets greater than $250 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets greater than $2.5 billion. For the Osterweis Growth & Income Fund, the Adviser is entitled to a monthly fee at the annual rate of 0.75%. Prior to June 30, 2021, Osterweis Growth & Income Fund was entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Emerging Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets greater than $1 billion. For the Osterweis Total Return Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.45% of the average daily net assets. The amount of investment advisory fees incurred by the Funds for the year ended March 31, 2022 is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any waiver or reimbursement discussed below.

Osterweis Funds | Notes to Financial Statements at March 31, 2022 (Continued)

The Adviser has contractually agreed to limit the annual ratio of expenses (Expense Cap) for the Osterweis Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund by reducing all or a portion of their fees and reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 0.95%, 1.10% and 0.75%, respectively. Each Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or any Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Any amount due from the Adviser is paid monthly to the Funds, if applicable. For the year ended March 31, 2022, the Adviser waived $81,223 and recaptured $63,618 in fees in the Osterweis Fund and waived $164,768 in fees in the Osterweis Emerging Opportunity Fund. As of March 31, 2022, the remaining cumulative amount the Adviser may be reimbursed is $738,764 for Osterweis Fund and $433,771 for Osterweis Emerging Opportunity Fund.

The Adviser may recapture a portion of the above no later than the years as stated below:

	March 31, 2023	March 31, 2024	March 31, 2025	Total
Osterweis Fund	$312,022	$345,519	$81,223	$738,764
Osterweis Emerging Opportunity Fund	$122,596	$146,407	$164,768	$433,771

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended March 31, 2022, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board. For the year ended March 31, 2022, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 – Purchases and Sales of Securities

For the year ended March 31, 2022, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Osterweis Fund	$65,787,105	$75,074,746
Osterweis Strategic Income Fund	2,478,541,784	2,514,458,334
Osterweis Growth & Income Fund	60,221,428	56,043,734
Osterweis Emerging Opportunity Fund	288,170,212	301,526,469
Osterweis Total Return Fund	517,523,738	548,149,012

For the year ended March 31, 2022, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities included above were as follows:

	Purchases	Sales
Osterweis Growth & Income Fund	$4,902,360	$—
Osterweis Total Return Fund	138,093,507	136,826,713

The Osterweis Fund, Osterweis Strategic Income Fund, and Osterweis Emerging Opportunity Fund did not purchase or sell U.S. Government securities during the year ended March 31, 2022.

Osterweis Funds | Notes to Financial Statements at March 31, 2022 (Continued)

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the years ended March 31, 2022 and 2021, was as follows:

	Ordinary Income
	March 31, 2022	March 31, 2021
Osterweis Fund	$1,459,601	$731,863
Osterweis Strategic Income Fund	221,810,712	188,057,162
Osterweis Growth & Income Fund	5,855,980	945,892
Osterweis Emerging Opportunity Fund	21,552,756	16,776,530
Osterweis Total Return Fund	1,464,552	6,398,924

	Long-Term Capital Gains[1]
	March 31, 2022	March 31, 2021
Osterweis Fund	$16,508,949	$7,453,594
Osterweis Strategic Income Fund	—	—
Osterweis Growth & Income Fund	7,378,976	4,074,530
Osterweis Emerging Opportunity Fund	22,737,370	3,884,481
Osterweis Total Return Fund	—	—

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

The cost basis of investments for federal income tax purposes at most recent fiscal year end, March 31, 2022, was as follows:

			Growth &	Emerging
	Osterweis	Strategic	Income	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
Cost of investments	$117,797,912	$5,369,288,703	$129,781,014	$191,797,997	$158,154,549
Gross tax unrealized appreciation	62,371,533	139,175,313	43,612,617	15,513,964	805,025
Gross tax unrealized depreciation	(3,163,103)	(198,041,780)	(3,067,575)	(13,397,719)	(10,083,591)
Net tax unrealized
appreciation/depreciation	59,208,430	(58,866,467)	40,545,042	2,116,245	(9,278,566)
Undistributed ordinary income	—	14,177,377	21,472	—	6,889
Undistributed long-term capital gain	9,739,061	—	9,489,869	—	—
Total distributable earnings	9,739,061	14,177,377	9,511,341	—	6,889
Other accumulated gain/(loss)	—	(420,286,763)	—	(12,272,207)	(45,689)
Total distributable (accumulated)
earnings (losses)	$68,947,491	$(464,975,853)	$50,056,383	$(10,155,962)	$(9,317,366)

The tax difference between book basis and tax basis unrealized appreciation is attributable to wash sale deferrals.

Osterweis Funds | Notes to Financial Statements at March 31, 2022 (Continued)

Note 6 – Investments in Affiliates

Affiliated companies are those that are “affiliated persons” as defined in Section 2(a)(3) of the 1940 Act. They include, among other entities, issuers 5% or more of whose outstanding voting shares are held by the Fund. For the year ended March 31, 2022, the Funds had the following transactions with affiliated companies:

Osterweis Strategic Income Fund

Affiliates

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
Convertible	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
Preferred Stocks	2022	2021	sitions	sitions	(Loss)	Depreciation	2022	Income
Daseke, Inc., 7.625%	490,000	$59,488,936	$ —	$ —	$ —	$(3,017,808)	$56,471,128	$3,736,252

Osterweis Growth & Income Fund

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
Convertible	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
Preferred Stocks	2022	2021	sitions	sitions	(Loss)	Depreciation	2022	Income
Daseke, Inc., 7.625%	10,000	$1,214,060	$ —	$ —	$—	$(61,588)	$1,152,472	$76,252

Note 7 – Credit Facility

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended March 31, 2022, are as follows:

			Growth &	Emerging
	Osterweis	Strategic	Income	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
Maximum available credit	$20,000,000	$300,000,000	$20,000,000	$15,000,000	$13,000,000
Largest amount outstanding
on an individual day	—	—	—	—	204,000
Average balance when in use	—	—	—	—	204,000
Credit facility outstanding as of
March 31, 2022	—	—	—	—	—
Average interest rate when in use	—	—	—	—	3.25%

Interest expenses for the year ended March 31, 2022, are disclosed in the Statements of Operations, as applicable.

Note 8 – Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”)

The Funds invest significantly in corporate bonds that have interest rate provisions linked to LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for such loans. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The expected discontinuation of LIBOR may impact the functioning, liquidity, and value of these.

Note 9 – (COVID-19) Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Osterweis Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund (formerly Osterweis Strategic Investment Fund), Osterweis Emerging Opportunity Fund, and Osterweis Total Return Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2022

Osterweis Funds | Expense Examples For the Six Months Ended March 31, 2022

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2022 – March 31, 2022).

Actual Expenses

The “Actual” line for each of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, fund administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	10/1/21	3/31/22	During the Period [1]
Osterweis Fund
Actual	$1,000.00	$1,001.00	$4.74
Hypothetical (5% annual return before expenses)	1,000.00	1,020.19	4.78

Strategic Income Fund
Actual	1,000.00	985.40	4.16
Hypothetical (5% annual return before expenses)	1,000.00	1,020.74	4.23

Growth & Income Fund
Actual	1,000.00	1,025.70	4.65
Hypothetical (5% annual return before expenses)	1,000.00	1,020.34	4.63

Emerging Opportunity Fund
Actual	1,000.00	810.80	4.97
Hypothetical (5% annual return before expenses)	1,000.00	1,019.45	5.54

Total Return Fund
Actual	1,000.00	964.70	3.33
Hypothetical (5% annual return before expenses)	1,000.00	1,021.54	3.43

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period. The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund were 0.95%, 0.84%, 0.92%, 1.10% and 0.68% (reflecting fee waivers and recoupments in effect), respectively, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period.

Osterweis Funds | Trustees and Executive Officers (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office(2)		Portfolios	Other
		and		in Fund	Directorships
	Position	Length		Complex(3)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During the
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Past 5 Years
Independent Trustees of the Trust
Kathleen T. Barr	Trustee	Indefinite	Retired; Chair of the Governing Council,	5	Independent
(born 1955)		Term; Since	Independent Directors Council (since 2020);		Director, Muzinich
c/o U.S. Bank Global		November	formerly, President, owner of a registered		BDC, Inc. (2019
Fund Services		2018.	investment adviser, Productive Capital		to present);
615 East Michigan St.			Management, Inc. (2010 to 2013); formerly, Chief		Independent
Milwaukee, WI 53202			Administrative Officer, Senior Vice President and		Trustee for the
			Senior Managing Director of Allegiant Asset		William Blair
			Management Company (merged with PNC Capital		Funds (2013 to
			Advisors, LLC in 2009); formerly, Chief		present)
			Administrative Officer, Chief Compliance Officer		(20 series).
and Senior Vice President of PNC Funds and PNC
Advantage Funds (f/k/a Allegiant Funds)
(registered investment companies).
Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer, Tidal ETF Services LLC	5	Independent
(born 1973)		Term; Since	(2018 to present); formerly, Chief Operating		Director, Muzinich
c/o U.S. Bank Global		September	Officer, Direxion Funds (2013 to 2018); formerly,		BDC, Inc. (2019
Fund Services		2011.	Senior Vice President and Chief Financial Officer		to present);
615 East Michigan St.	Chairperson	Indefinite	(and other positions), U.S. Bancorp Fund		Interested Trustee,
Milwaukee, WI 53202		Term; Since	Services, LLC (1997 to 2013).		Tidal ETF Trust
		August 2019.			(2018 to Present)
(22 series); Former
Interested Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion Insurance
Trust (2013
to 2018).

Osterweis Funds | Trustees and Executive Officers (Unaudited) (Continued)

		Term of		Number of
		Office(2)		Portfolios	Other
		and		in Fund	Directorships
	Position	Length		Complex(3)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During the
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Past 5 Years
Independent Trustees of the Trust
Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly, Executive Vice President,	5	Independent
(born 1950)		Term; Since	Investment Company Administration, LLC		Director, Muzinich
c/o U.S. Bank Global		May 1991.	(mutual fund administrator).		BDC, Inc. (2019
Fund Services					to present);
615 East Michigan St.					Independent
Milwaukee, WI 53202					Trustee, AMG
Funds (1993
to present)
(42 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.
Ashi S. Parikh	Trustee	Indefinite	Investment professional; formerly, Chief	5	Board of Directors
(born 1966)		Term; Since	Executive and Chief Investment Officer and		Member,
c/o U.S. Bank Global		June 2020.	various other positions, RidgeWorth		Investment
Fund Services			Investments, LLC (global investment management		Working Group,
615 East Michigan St.			firm) (2006 to 2017); formerly, Chief Investment		The Ohio State
Milwaukee, WI 53202			Officer Institutional Growth Equities, Eagle		University
			Asset Management (financial advisor);		Endowments and
			formerly Sr. Managing Director, Growth Equities,		Foundation (2016
			Banc One Investment Advisors (financial adviser).		to present); Board
of Directors, World
Methodist Council,
Investment
Committee (2018
to present);
Independent
Trustee, PNC
Funds (2018 to
2019) (32 series);
Interested Trustee,
RidgeWorth Funds
(2014 to 2017)
(35 series).
Cynthia M. Fornelli	Trustee	Indefinite	Independent Director of TriplePoint Venture	5	Independent
(born 1960)		Term; Since	Growth BDC Corp. (2019 to present); Retired;		Director,
c/o U.S. Bank Global		January 2022.	formerly, Executive Director of the Center for		TriplePoint Private
Fund Services			Audit Quality (2007-2019); formerly, Senior Vice		Venture Credit,
615 East Michigan St.			President of Regulatory Conflicts Management at		Inc. (2020
Milwaukee, WI 53202			Bank of America (2005-2007); formerly, Deputy		to present).
Director, Division of Investment Management
with the U.S. Securities and Exchange
Commission (1998-2005).

Osterweis Funds | Trustees and Executive Officers (Unaudited) (Continued)

		Term of		Number of
		Office(2)		Portfolios	Other
		and		in Fund	Directorships
	Position	Length		Complex(3)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During the
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Past 5 Years
Officers of the Trust
Jason F. Hadler	President	Indefinite	Senior Vice President and Head of Fund Services	Not	Not
(born 1975)	& Principal	Term; Since	Fund Administration Department, U.S. Bank	Applicable.	Applicable.
c/o U.S. Bank Global	Executive	September	Global Fund Services since December 2003.
Fund Services	Officer	2021.
615 East Michigan St.
Milwaukee, WI 53202
Carl G. Gee, Esq.	Secretary	Indefinite	Assistant Vice President and Counsel, U.S. Bank	Not	Not
(born 1990)	& Vice	Term; Since	Global Fund Services since August 2016;	Applicable.	Applicable.
c/o U.S. Bank Global	President	February	Summer Associate, Husch Blackwell LLP (2015);
Fund Services		2021.	Law Clerk, Brady Corporation (global printing
615 East Michigan St.			systems, labels and safety products company)
Milwaukee, WI 53202			(2014-2015).
Craig Benton	Treasurer	Indefinite	Assistant Vice President, U.S. Bank Global Fund	Not	Not
(born 1985)	& Vice	Term; Since	Services since November 2007.	Applicable.	Applicable.
c/o U.S. Bank Global	President	December
Fund Services		2021.
615 East Michigan St.
Milwaukee, WI 53202
Melissa Breitzman	Assistant	Indefinite	Assistant Vice President, U.S. Bank Global Fund	Not	Not
(born 1983)	Treasurer	Term; Since	Services since June 2005.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2016.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202
Stephen A. Ziegele	Assistant	Indefinite	Assistant Vice President, U.S. Bank Global Fund	Not	Not
(born 1991)	Treasurer	Term; Since	Services since July 2013.	Applicable.	Applicable.
c/o U.S.Bank Global		February 2022.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202
Donna Barrette	Vice	Indefinite Term;	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	President	Since July 2011.	U.S. Bank Global Fund Services since August 2004.	Applicable.	Applicable.
c/o U.S. Bank Global	Chief
Fund Services	Compliance
615 East Michigan St.	Officer
Milwaukee, WI 53202	Anti-Money
Laundering
Officer

(1)	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

Additional Information

Federal Tax Information (Unaudited)

For the fiscal year ended March 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	93.49%
Osterweis Strategic Income Fund	10.58%
Osterweis Growth & Income Fund	42.48%
Osterweis Emerging Opportunity Fund	0.48%
Osterweis Total Return Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2022, was as follows:

Osterweis Fund	82.42%
Osterweis Strategic Income Fund	10.57%
Osterweis Growth & Income Fund	38.63%
Osterweis Emerging Opportunity Fund	0.40%
Osterweis Total Return Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fiscal year ended March 31, 2022, was as follows (unaudited).

Osterweis Fund	0.00%
Osterweis Strategic Income Fund	0.00%
Osterweis Growth & Income Fund	16.97%
Osterweis Emerging Opportunity Fund	100.00%
Osterweis Total Return Fund	10.64%

Information About Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov

Information About the Portfolio Holdings

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.osterweis.com/literature. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling (866) 236-0050.

Additional Information (Continued)

Householding

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Please call the Transfer Agent (or your financial institution) without charge at (866) 236-0050 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Information About the Funds Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Growth & Income Fund	OSTVX	74316J771
Osterweis Emerging Opportunity Fund	OSTGX	74316P744
Osterweis Total Return Fund	OSTRX	74316P736

OWRPANN – 0322

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Kathleen T. Barr, Ms. Cynthia M. Fornelli, Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis, Steven J. Paggioli and Ashi S. Parikh and are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Osterweis Fund

	FYE 3/31/2022	FYE 3/31/2021
Audit Fees	$26,200	$24,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Osterweis Strategic Income Fund

	FYE 3/31/2022	FYE 3/31/2021
Audit Fees	$26,200	$24,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Osterweis Growth & Income Fund

	FYE 3/31/2022	FYE 3/31/2021
Audit Fees	$23,500	$22,350
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Osterweis Emerging Opportunity Fund

	FYE 3/31/2022	FYE 3/31/2021
Audit Fees	$20,800	$19,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Osterweis Total Return Fund

	FYE 3/31/2022	FYE 3/31/2021
Audit Fees	$20,800	$19,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2022	FYE 3/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2022	FYE 3/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Growth & Income Fund

Non-Audit Related Fees	FYE 3/31/2022	FYE 3/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Emerging Opportunity Fund

Non-Audit Related Fees	FYE 3/31/2022	FYE 3/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Total Return Fund

Non-Audit Related Fees	FYE 3/31/2022	FYE 3/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed and annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    June 6, 2022

By (Signature and Title)      /s/Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date    June 6, 2022

* Print the name and title of each signing officer under his or her signature.